FILE NOS.  2-48925
                                                                        811-2402
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A
                                   ---------
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933            (X)
                          Pre-Effective Amendment No.            ( )
                        Post-Effective Amendment No. 42          (X)
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940        (X)
                                Amendment No. 25                 (X)
                                   ---------
                        JOHN HANCOCK SOVEREIGN BOND FUND
               (Exact Name of Registrant as Specified in Charter)
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603
              (Address of Principal Executive Offices) (Zip Code)
                 Registrant's Telephone Number, (617) 375-1700
                                   ---------
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                          Boston, Massachusetts 02199
                    (Name and Address of Agent for Service)
                                   ---------

It is proposed that this filing will become effective:
( ) immediately upon filing pursuant to paragraph (b) of Rule 485
(X) on May 1, 1997 pursuant to paragraph (b) of Rule 485
( ) 60 days after filing pursuant to paragraph (a) of Rule 485
( ) on (DATE) pursuant to paragraph (a) of Rule 485

Calculation of Registration Fees Under the Securities Act of 1933

                                                        Proposed Maximum     Proposed Aggregate
Title of Securities                Amount of Shares       Offering Price           Maximum             Amount of
 Being Registered                  Being Registered          Per Share         Offering Price       Registration Fee
 ----------------                  ----------------          ---------         --------------       ----------------
Shares of Beneficial Interest         Indefinite                N/A                 N/A                    0
Shares of Beneficial Interest          2,064,968               $15.28               N/A                   N/A

1. Registrant continues its election to register an indefinite number of shares of beneficial interest pursuant to Rule 24f-2 under the investment Company Act of 1940, as amended.

2. Registrant elects to calculate the maximum aggregate offering price pursuant to Rule 24e-2. 26,388,473 shares were redeemed during the fiscal year ended December 31, 1996. 0 shares were used for reductions pursuant to Paragraph (c) of Rule 24f-2 during the current fiscal year. 2,064,968 shares is the amount of redeemed shares used for reduction in this Amendment. Pursuant to Rule 457(c) under the Securities Act of 1933, the Maximum public offering price of $15.28 per share on April 21, 1997 is the price used as the basis for calculating the registration fee. No fee is required for the 2,064,968 shares.

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has registered an indefinite number of shares under the Securities Act of 1933. The Registrant filed the notice required by Rule 24f-2 for its most recent fiscal year on or about February 26, 1997.


Item Number Form N-1A,                                                          Statement of Additional
      Part A                          Prospectus Caption                          Information Caption
      ------                          ------------------                          -------------------
        1                     Front Cover Page                                             *
        2                     Overview; Investor Expenses;                                 *

        3                     Financial Highlights                                         *

        4                     Overview; Goal and Strategy; Portfolio                       *
                              Securities; Risk Factors; Business
                              Structure; More About Risk

        5                     Overview; Business Structure;                                *
                              Manager/Subadviser; Investor Expenses

        6                     Choosing a Share Class; Buying Shares;                       *
                              Selling Shares; Transaction Policies;
                              Dividends and Account Policies;
                              Additional Investor Services

        7                     Choosing a Share Class; How Sales Charges                    *
                              are Calculated; Sales Charge Deductions
                              and Waivers; Opening an Account; Buying
                              Shares; Transaction Policies; Additional
                              Investor Services

        8                     Selling Shares; Transaction Policies;                        *
                              Dividends and Account Policies

        9                     Not Applicable                                               *

       10                                        *                         Front Cover Page

       11                                        *                         Table of Contents

       12                                        *                         Organization of the Fund

       13                                        *                         Investment Objectives and Policies;
                                                                           Certain Investment Practices;
                                                                           Investment Restrictions

       14                                        *                         Those Responsible for Management

       15                                        *                         Those Responsible for Management

       16                                        *                         Investment Advisory; Subadvisory
                                                                           and Other Services; Distribution
                                                                           Contract; Transfer Agent Services;
                                                                           Custody of Portfolio; Independent
                                                                           Auditors

       17                                        *                         Brokerage Allocation

       18                                        *                         Description of Fund's Shares

       19                                        *                         Net Asset Value; Additional
                                                                           Services and Programs

       20                                        *                         Tax Status

       21                                        *                         Distribution Contract

       22                                        *                         Calculation of Performance

       23                                        *                         Financial Statements


                                          JOHN HANCOCK

                                          Income Funds


                                          [Logo]
--------------------------------------------------------------------------------
  Prospectus                              Government Income Fund
  May 1, 1997*
                                          High Yield Bond Fund
  This prospectus gives vital
  information about these funds.          Intermediate Maturity
  For your own benefit and                Government Fund
  protection, please read it before
  you invest, and keep it on hand         Limited-Term Government Fund
  for future reference.
                                          Sovereign Bond Fund
  Please note that these funds:
  o are not bank deposits                 Sovereign U.S. Government Income Fund
  o are not federally insured
  o are not endorsed by any bank          Strategic Income Fund
    or government agency
  o are not guaranteed to achieve
    their goal(s)


  Some of these funds may invest up
  to 100% in junk bonds; read risk
  information carefully.

  Like all mutual fund shares,
  these securities have not been
  approved or disapproved by the
  Securities and Exchange
  Commission or any state
  securities commission, nor has
  the Securities and Exchange
  Commission or any state
  securities commission passed upon
  the accuracy or adequacy of this
  prospectus. Any representation to
  the contrary is a criminal
  offense.


 *March 1, 1997 for all funds
  except Limited-Term Government
  Fund and Sovereign Bond Fund.


                   [Logo]JOHN HANCOCK FUNDS
                         A Global Investment Management Firm
                         101 Huntington Avenue, Boston, Massachusetts 02199-7603

Contents
--------------------------------------------------------------------------------
A fund-by-fund look at goals,    Government Income Fund                        4
strategies, risks, expenses      High Yield Bond Fund                          6
and financial history.           Intermediate Maturity Government Fund         8
                                 Limited-Term Government Fund                 10
                                 Sovereign Bond Fund                          12
                                 Sovereign U.S. Government Income Fund        14
                                 Strategic Income Fund                        16

Policies and instructions for    Your account
opening, maintaining and         Choosing a share class                       18
closing an account in any        How sales charges are calculated             18
income fund.                     Sales charge reductions and waivers          19
                                 Opening an account                           20
                                 Buying shares                                21
                                 Selling shares                               22
                                 Transaction policies                         24
                                 Dividends and account policies               24
                                 Additional investor services                 25

Details that apply to the        Fund details
income funds as a group.         Business structure                           26
                                 Sales compensation                           27
                                 More about risk                              29

                                 For more information                 back cover

Overview
--------------------------------------------------------------------------------

GOAL OF THE INCOME FUNDS

John Hancock income funds seek current income without sacrificing total return. Some of the funds also invest for stability of principal. Each fund has its own strategy and its own risk/reward profile. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

WHO MAY WANT TO INVEST

These funds may be appropriate for investors who:

o  are seeking a regular stream of income
o are seeking higher potential returns than money market funds and are willing to accept moderate risk of volatility
o  want to diversify their portfolios
o are seeking a mutual fund for the income portion of an asset allocation portfolio
o  are retired or nearing retirement

Income funds may NOT be appropriate if you:

o  are investing for maximum return over a long time horizon
o  require absolute stability of your principal

THE MANAGEMENT FIRM


All John Hancock income funds are managed by John Hancock Advisers, Inc. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Mutual Life Insurance Company and manages more than $20 billion in assets.


FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[Clipart] Goal and strategy The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[Clipart] Portfolio securities The primary types of securities in which the fund invests. Secondary investments are described in "More about risk" at the end of the prospectus.

[Clipart] Risk factors The major risk factors associated with the fund.

[Clipart] Portfolio management The individual or group designated by the investment adviser to handle the fund's day-to-day management.

[Clipart] Expenses The overall costs borne by an investor in the fund, including sales charges and annual expenses.

[Clipart] Financial highlights A table showing the fund's financial performance for up to ten years, by share class. A bar chart showing total return allows you to compare the fund's historical risk level to those of other funds.

Government Income Fund

REGISTRANT NAME: JOHN HANCOCK BOND TRUST
                                     TICKER SYMBOL CLASS A: JHGIX CLASS B: TSGIX
--------------------------------------------------------------------------------

GOAL AND STRATEGY

[Clipart] The fund seeks to earn a high level of current income consistent with preservation of capital. To pursue this goal, the fund invests primarily in U.S. Government and agency securities of any maturity, as described below. Stability of share price is a secondary goal.

PORTFOLIO SECURITIES

[Clipart] Under normal circumstances, the fund invests at least 80% of assets in securities that are issued, or guaranteed as to principal and interest, by the U.S. Government, its agencies or instrumentalities. These may include Treasuries, mortgage-backed securities such as Ginnie Maes, Freddie Macs and Fannie Maes, and repurchase agreements and forward commitments involving these securities.


For liquidity and flexibility, the fund may place up to 20% of assets in investment-grade short-term securities. In abnormal market conditions, it may invest more assets in these securities as a defensive tactic. The fund also may invest in certain higher-risk investments, including asset-backed securities, U.S. dollar-denominated foreign government securities and derivative and leveraged investments, and may engage in other investment practices. Investments in asset-backed and foreign government securities must be in the two highest and four highest rating categories, respectively, or if unrated, be of comparable quality. Up to 10% of assets may be invested in foreign government bonds rated BB/Ba or B (junk bonds).


RISK FACTORS

[Clipart] As with most income funds, the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities (including U.S. Government and mortgage-backed securities). To the extent that the fund invests in mortgage-backed securities, it may also be subject to extension and prepayment risks. These risks are defined in "More about risk" starting on page 29. Other factors may affect the market price and yield of the fund's securities, including investor demand and domestic and worldwide economic conditions.

The U.S. Government does not guarantee the market value or the current yield of government securities, nor does the government's guarantee in any way extend to the fund itself. Please read "More about risk" carefully before investing.

PORTFOLIO MANAGEMENT

[Clipart] Barry H. Evans, CFA, leader of the fund's portfolio management team since January 1995, is a senior vice president of the adviser. He has been in the investment business since joining John Hancock Funds in 1986.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

[Clipart] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
 Shareholder transaction expenses               Class A   Class B
--------------------------------------------------------------------------------
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)             4.50%     none
 Maximum sales charge imposed on
 reinvested dividends                            none      none
 Maximum deferred sales charge                   none(1)   5.00%
 Redemption fee(2)                               none      none
 Exchange fee                                    none      none

--------------------------------------------------------------------------------
 Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
 Management fee                                  0.63%     0.63%
 12b-1 fee(3)                                    0.25%     1.00%
 Other expenses                                  0.30%     0.30%
 Total fund operating expenses                   1.18%     1.93%

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
 Share class                    Year 1  Year 3   Year 5   Year 10
--------------------------------------------------------------------------------
 Class A shares                  $56     $81      $107     $182
 Class B shares
   Assuming redemption
   at end of period              $70     $91      $124     $206
   Assuming no redemption        $20     $61      $104     $206

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2) Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


4 GOVERNMENT INCOME FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[Clipart] The figures below have been audited by the fund's independent auditors, Ernst & Young LLP.

Volatility, as indicated by Class B year-by-year total investment return (%) (scale varies from fund to fund)

  [The table below was represented as a bar graph in the printed material.]

  1988(1)   1989    1990     1991     1992     1993     1994(1)  1995(2)  1996
  2.40(6)  10.22    3.71    14.38     8.81     9.86    (6.42)   14.49     3.84

------------------------------------------------------------------------------------------------------------------------------------
 Class A - year ended October 31,                                                         1994(1)           1995(2)        1996
------------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
Net asset value, beginning of period                                                   $  8.85          $   8.75       $   9.32
Net investment income (loss)                                                              0.06              0.72           0.65(3)
Net realized and unrealized gain (loss) on investments                                   (0.10)             0.57          (0.25)
Total from investment operations                                                         (0.04)             1.29           0.40
Less distributions:
  Dividends from net investment income                                                   (0.06)            (0.72)         (0.65)
Net asset value, end of period                                                         $  8.75          $   9.32       $   9.07
Total investment return at net asset value(4,5) (%)                                      (0.45)(6)         15.32           4.49
Total adjusted investment return at net asset value(4) (%)                               (0.46)(6)         15.28             --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                               223           470,569        396,323
Ratio of expenses to average net assets(5) (%)                                            0.12(6)           1.19           1.17
Ratio of net investment income (loss) to average net assets(5) (%)                        0.71(6)           7.38           7.10
Portfolio turnover rate (%)                                                                 92               102            106
Debt outstanding at end of period (000s omitted)(7) ($)                                     --                --             --
Average daily amount of debt outstanding during the period (000s omitted)(7) ($)           349               N/A            N/A
Average monthly number of shares outstanding during the period (000s omitted)           28,696               N/A            N/A
Average daily amount of debt outstanding per share during the period(7) ($)               0.01               N/A            N/A


------------------------------------------------------------------------------------------------------------------------------------
 Class B - year ended October 31,                         1988(1)      1989      1990       1991       1992       1993       1994
------------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
Net asset value, beginning of period                    $10.58      $ 10.01   $  9.98   $   9.37   $   9.79   $   9.83   $  10.05
Net investment income (loss)                              0.69(3)      0.98      0.88       0.89       0.80       0.70       0.65
Net realized and unrealized gain (loss) on
investments                                              (0.45)       (0.01)    (0.54)      0.40       0.03       0.24      (1.28)
Total from investment operations                          0.24         0.97      0.34       1.29       0.83       0.94      (0.63)
Less distributions
  Dividends from net investment income                   (0.64)       (1.00)    (0.95)     (0.87)     (0.79)     (0.72)     (0.65)
  Distributions from net realized gain on
  investments sold                                       (0.17)          --        --         --         --         --      (0.02)
  Total distributions                                    (0.81)       (1.00)    (0.95)     (0.87)     (0.79)     (0.72)     (0.67)
Net asset value, end of period                          $10.01      $  9.98   $  9.37   $   9.79   $   9.83   $  10.05   $   8.75
Total investment return at net asset value(4,5) (%)       2.40(6)     10.22      3.71      14.38       8.81       9.86      (6.42)
Total adjusted investment return at net asset
value(4) (%)                                              1.02(6)      9.40      3.67         --       8.66       9.85      (6.43)
Ratios and supplemental data
Net assets end of period (000s omitted) ($)              6,966       26,568    64,707    129,014    225,540    293,413    241,061
Ratio of expenses to average net assets (%)               1.38(6)      2.00      2.00       2.00       2.00(5)    2.00(5)    1.93(5)
Ratio of adjusted expenses to average net assets (%)      2.76(6)      2.82      2.04         --         --         --         --
Ratio of net investment income (loss) to average net
assets(5) (%)                                             6.34(6)      9.64      9.22       9.09       8.03       7.06       6.98
Ratio of adjusted net investment income (loss) to
average net assets (%)                                    4.96(6)      8.82      9.18         --         --         --         --
Portfolio turnover rate (%)                                174          151        83        162        112        138         92
Fee reduction per share ($)                               0.15         0.08     0.004         --         --         --         --
Debt outstanding at end of period (000s omitted)(7) ($)     --           --        --         --          0          0          0
Average daily amount of debt outstanding during the
period (000s omitted)(7) ($)                                --           --        --         --      6,484        503        349
Average monthly number of shares outstanding during
the period (000s omitted)                                   --           --        --         --     18,572     26,378     28,696
Average daily amount of debt outstanding per share
during the period(7) ($)                                    --           --        --         --       0.35       0.02       0.01

--------------------------------------------------------------------------------
 Class B - year ended October 31,                             1995(2)    1996
--------------------------------------------------------------------------------
 Per share operating performance
Net asset value, beginning of period                      $   8.75   $   9.32
Net investment income (loss)                                  0.65       0.58(3)
Net realized and unrealized gain (loss) on
investments                                                   0.57      (0.24)
Total from investment operations                              1.22       0.34
Less distributions
  Dividends from net investment income                       (0.65)     (0.58)
  Distributions from net realized gain on
  investments sold                                              --         --
  Total distributions                                        (0.65)     (0.58)
Net asset value, end of period                            $   9.32   $   9.08
Total investment return at net asset value(4,5) (%)          14.49       3.84
Total adjusted investment return at net asset
value(4) (%)                                                 14.47         --
Ratios and supplemental data
Net assets end of period (000s omitted) ($)                226,954    178,124
Ratio of expenses to average net assets (%)                   1.89(5)    1.90
Ratio of adjusted expenses to average net assets (%)            --         --
Ratio of net investment income (loss) to average net
assets(5) (%)                                                 7.26       6.37
Ratio of adjusted net investment income (loss) to
average net assets (%)                                          --         --
Portfolio turnover rate (%)                                    102        106
Fee reduction per share ($)                                     --         --
Debt outstanding at end of period (000s omitted)(7) ($)         --         --
Average daily amount of debt outstanding during the
period (000s omitted)(7) ($)                                   N/A        N/A
Average monthly number of shares outstanding during
the period (000s omitted)                                      N/A        N/A
Average daily amount of debt outstanding per share
during the period(7) ($)                                       N/A        N/A


(1) Class A and Class B shares commenced operations on September 30, 1994 and February 23, 1988, respectively.
(2) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the fund.
(3)  Based on the average of the shares outstanding at the end of each month.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5) Excludes interest expense, which equals 0.04% for Class A for the year ended October 31, 1995 and 0.15%, 0.01%, 0.01% and 0.02% for Class B for the years ended October 31, 1992, 1993, 1994 and 1995, respectively.
(6)  Not annualized.
(7) Debt outstanding consists of reverse repurchase agreements entered into during the year.


                                                        GOVERNMENT INCOME FUND 5

High Yield Bond Fund

REGISTRANT NAME: JOHN HANCOCK BOND TRUST
                                TICKER SYMBOL    CLASS A: JHHBX   CLASS B: TSHYX
--------------------------------------------------------------------------------

GOAL AND STRATEGY

[Clipart] The fund seeks to maximize current income without assuming undue risk. To pursue this goal, the fund invests primarily in junk bonds, i.e. lower-rated, higher-yielding debt securities.

Because the performance of junk bonds has historically been influenced by economic conditions, the fund may rotate securities selection by business sector according to the economic outlook. The fund also seeks capital appreciation, but only when consistent with its primary goal.

PORTFOLIO SECURITIES

[Clipart] Under normal circumstances, the fund invests at least 65% of assets in bonds rated lower than BBB/Baa and their unrated equivalents. Up to 10% of assets may be invested in bonds rated CC/Ca. Up to 40% of assets may be invested in the securities of issuers in the electric utility and telephone industries. For all other industries, the limitation is 25% of assets.

Types of bonds include, but are not limited to, domestic and foreign corporate bonds, debentures, notes, convertible securities, preferred stocks, municipal obligations and government obligations.

The fund may also invest up to 20% of net assets in U.S. or foreign equities.

For liquidity and flexibility, the fund may place up to 35% of assets in investment-grade short-term securities. In abnormal market conditions, it may invest more assets in these securities as a defensive tactic. The fund also may invest in certain higher-risk investments, including restricted securities, and may engage in other investment practices.

RISK FACTORS

[Clipart] Investors should expect greater fluctuations in share price, yield and total return compared to less aggressive bond funds. These fluctuations, whether positive or negative, may be sharp and unanticipated.

Issuers of junk bonds are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. Junk bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news. Before you invest, please read "More about risk" starting on page 29.

PORTFOLIO MANAGEMENT

[Clipart] Arthur N. Calavritinos, CFA, leader of the fund's portfolio management team since July 1995, is a second vice president of the adviser. He joined John Hancock Funds in 1988 and has been in the investment business since 1987.

--------------------------------------------------------------------------------

INVESTOR EXPENSES

[Clipart] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
 Shareholder transaction expenses             Class A   Class B
--------------------------------------------------------------------------------
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)           4.50%     none
 Maximum sales charge imposed on
 reinvested dividends                          none      none
 Maximum deferred sales charge                 none(1)   5.00%
 Redemption fee(2)                             none      none
 Exchange fee                                  none      none

--------------------------------------------------------------------------------
 Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
 Management fee                                0.56%     0.56%
 12b-1 fee(3)                                  0.25%     1.00%
 Other expenses                                0.29%     0.29%
 Total fund operating expenses                 1.10%     1.85%

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
 Share class                      Year 1  Year 3   Year 5   Year 10
--------------------------------------------------------------------------------
 Class A shares                    $56     $78      $103      $173
 Class B shares
   Assuming redemption
   at end of period                $69     $88      $120      $197
   Assuming no redemption          $19     $58      $100      $197

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)  Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


6 HIGH YIELD BOND FUND

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

[Clipart] The figures below have been audited by the fund's independent auditors, Ernst & Young LLP.

Volatility, as indicated by Class B year-by-year total investment return (%) (scale varies from fund to fund)

  [The table below was represented as a bar graph in the printed material.]

 1987(1)   1988   1989    1990    1991    1992    1993(1) 1994    1995(2)  1996

(0.10)(5)  9.77  (4.51)  (8.04)  34.21   11.56   21.76   (1.33)   7.97    15.24

------------------------------------------------------------------------------------------------------------------------------------
 Class A - year ended October 31,                                              1993(1)         1994            1995(2)       1996
------------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
Net asset value, beginning of period                                         $ 8.10         $  8.23         $  7.33      $  7.20
Net investment income (loss)                                                   0.33            0.80(3)         0.72         0.76(3)
Net realized and unrealized gain (loss) on investments                         0.09           (0.83)          (0.12)        0.35
Total from investment operations                                               0.42           (0.03)           0.60         1.11
Less distributions:
  Dividends from net investment income                                        (0.29)          (0.82)          (0.73)       (0.76)
  Distributions from net realized gain on investments sold                       --           (0.05)             --           --
  Total distributions                                                         (0.29)          (0.87)          (0.73)       (0.76)
Net asset value, end of period                                               $ 8.23         $  7.33         $  7.20      $  7.55
Total investment return at net asset value(4) (%)                              4.96(5)        (0.59)           8.83        16.06
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                  2,344          11,696          26,452       52,792
Ratio of expenses to average net assets (%)                                    0.91(6)         1.16            1.16         1.10
Ratio of net investment income (loss) to average net assets (%)               12.89(6)        10.14           10.23        10.31
Portfolio turnover rate (%)                                                     204             153              98          113

------------------------------------------------------------------------------------------------------------------------------------
 Class B - year ended October 31,                                  1987(1)      1988         1989      1990      1991      1992
------------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
Net asset value, beginning of period                             $ 9.95      $  9.94      $  9.70   $  8.14   $  6.45   $  7.44
Net investment income (loss)                                       0.01         1.07(3)      1.16      1.09      0.98      0.87
Net realized and unrealized gain (loss)
on investments                                                    (0.02)       (0.14)       (1.55)    (1.68)     1.06     (0.04)
Total from investment operations                                  (0.01)        0.93        (0.39)    (0.59)     2.04      0.83
Less distributions:
  Dividends from net investment income                               --        (1.17)       (1.14)    (1.09)    (0.98)    (0.84)
  Distributions from net realized gain on
  investments sold                                                   --           --           --        --        --        --
  Distributions from capital paid-in                                 --           --        (0.03)    (0.01)    (0.07)       --
  Total distributions                                                --        (1.17)       (1.17)    (1.10)    (1.05)    (0.84)
Net asset value, end of period                                   $ 9.94      $  9.70      $  8.14   $  6.45   $  7.44   $  7.43
Total investment return at net asset
value(4) (%)                                                      (0.10)(5)     9.77        (4.51)    (8.04)    34.21     11.56
Total adjusted investment return at net
asset value(4,7) (%)                                              (0.41)(5)     9.01        (4.82)    (8.07)       --        --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                        110       20,852       33,964    37,097    72,023    98,560
Ratio of expenses to average net assets (%)                        0.03(6)      2.00         2.20      2.22      2.24      2.25
Ratio of adjusted expenses to average net assets(8) (%)            0.34(6)      2.76         2.51      2.25        --        --
Ratio of net investment income (loss) to average net assets (%)    0.09(6)     10.97        12.23     14.59     13.73     11.09
Ratio of adjusted net investment income (loss) to average
net assets(8) (%)                                                 (0.22)(6)    10.21        11.92     14.56        --        --
Portfolio turnover rate (%)                                           0           60          100        96        93       206
Fee reduction per share ($)                                        0.03         0.07         0.03     0.002        --        --

------------------------------------------------------------------------------------------------------------------------------------
 Class B - year ended October 31,                                    1993       1994          1995(2)    1996
------------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
Net asset value, beginning of period                             $   7.43   $   8.23      $   7.33   $   7.20
Net investment income (loss)                                         0.80       0.74(3)       0.67       0.70(3)
Net realized and unrealized gain (loss)
on investments                                                       0.75      (0.83)        (0.13)      0.35
Total from investment operations                                     1.55      (0.09)         0.54       1.05
Less distributions:
  Dividends from net investment income                              (0.75)     (0.76)        (0.67)     (0.70)
  Distributions from net realized gain on
  investments sold                                                     --      (0.05)           --         --
  Distributions from capital paid-in                                   --         --            --         --
  Total distributions                                               (0.75)     (0.81)        (0.67)     (0.70)
Net asset value, end of period                                   $   8.23   $   7.33      $   7.20   $   7.55
Total investment return at net asset
value(4) (%)                                                        21.76      (1.33)         7.97      15.24
Total adjusted investment return at net
asset value(4,7) (%)                                                   --         --            --         --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                      154,214    160,739       180,586    242,944
Ratio of expenses to average net assets (%)                          2.08       1.91          1.89       1.82
Ratio of adjusted expenses to average net assets(8) (%)                --         --            --         --
Ratio of net investment income (loss) to average net assets (%)     10.07       9.39          9.42       9.49
Ratio of adjusted net investment income (loss) to average
net assets(8) (%)                                                      --         --            --         --
Portfolio turnover rate (%)                                           204        153            98        113
Fee reduction per share ($)                                            --         --            --         --

(1) Class A and Class B shares commenced operations on June 30, 1993 and October 26, 1987, respectively.
(2) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the fund.
(3)  Based on the average of the shares outstanding at the end of each month.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5)  Not annualized.
(6)  Annualized.
(7) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(8)  Unreimbursed, without fee reduction.


                                                          HIGH YIELD BOND FUND 7

Intermediate Maturity Government Fund

REGISTRANT NAME: JOHN HANCOCK BOND TRUST
                                TICKER SYMBOL    CLASS A: TAUSX   CLASS B: TSUSX
--------------------------------------------------------------------------------

GOAL AND STRATEGY

[Clipart] The fund seeks to earn a high level of current income consistent with preservation of capital and maintenance of liquidity. To pursue this goal, the fund invests primarily in U.S. Government securities of any maturity, as described below. The fund's weighted average maturity will typically be between three and ten years.

PORTFOLIO SECURITIES

[Clipart] Under normal circumstances, the fund invests at least 65% of assets in securities that are issued, or guaranteed as to principal and interest, by the U.S. Government, its agencies or instrumentalities. These may include Treasuries and mortgage-backed securities such as Ginnie Maes and Fannie Maes. The fund may invest up to 35% in asset-backed securities or corporate debt securities rated AAA/Aaa and their unrated equivalents. For liquidity and flexibility, the fund may place up to 35% of assets in investment-grade short-term securities. In abnormal market conditions, it may invest more assets in these securities as a defensive tactic. The fund also may invest in certain higher-risk investments, including derivative and leveraged investments, and may engage in other investment practices.

RISK FACTORS

[Clipart] As with most income funds, the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities (including U.S. Government and mortgage-backed securities). To the extent that the fund invests in mortgage-backed securities, it may also be subject to extension and prepayment risks. These risks are defined in "More about risk" starting on page 29. Other factors may affect the market price and yield of the fund's securities, including investor demand and domestic and worldwide economic conditions.

The U.S. Government does not guarantee the market value or the current yield of government securities, nor does the government's guarantee in any way extend to the fund itself. Please read "More about risk" carefully before investing.

PORTFOLIO MANAGEMENT

[Clipart] Roger C. Hamilton, leader of the fund's portfolio management team since January 1992 (with the fund's previous adviser), is a vice president of the adviser. He joined John Hancock Funds in December 1994 and has been in the investment business since 1980.

--------------------------------------------------------------------------------

INVESTOR EXPENSES

[Clipart] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
 Shareholder transaction expenses                Class A   Class B
--------------------------------------------------------------------------------
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)               3.00%     none
 Maximum sales charge imposed on
 reinvested dividends                              none      none
 Maximum deferred sales charge                     none(1)   3.00%
 Redemption fee(2)                                 none      none
 Exchange fee                                      none      none


--------------------------------------------------------------------------------
 Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
 Management fee (after expense limitation)(3)      0.00%     0.00%
 12b-1 fee                                         0.25%     1.00%
 Other expenses (after limitation)(3)              0.50%     0.50%
 Total fund operating expenses
 (after limitation)(3)                             0.75%     1.50%


(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)  Does not include wire redemption fee (currently $4.00).

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.


--------------------------------------------------------------------------------
 Share class                   Year 1   Year 3   Year 5    Year 10
--------------------------------------------------------------------------------
 Class A shares                  $37      $53      $70      $120
 Class B shares
   Assuming redemption
   at end of period              $45      $67      $82      $131
   Assuming no redemption        $15      $47      $82      $131


This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(3) Reflects the adviser's temporary agreement to limit expenses (except for 12b-1 and other class-specific expenses). Without this limitation, management fees would be 0.40% for each class, other expenses would be 0.72% for each class and total fund operating expenses would be 1.37% for Class A and 2.02% for Class B.



8 INTERMEDIATE MATURITY GOVERNMENT FUND

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

[Clipart] The figures below have been audited by the fund's independent auditors, Ernst & Young LLP.

Volatility, as indicated by Class A year-by-year total investment return (%) (scale varies from fund to fund)

  [The table below was represented as a bar graph in the printed material.]


         1992(4)      1993      1994      1995(2)     1996     1996(6)
         1.96(4)      6.08      2.51      5.60        3.98     2.03(4)



------------------------------------------------------------------------------------------------------------------------------------
 Class A - year ended March 31,                                  1992(1)       1993       1994       1995(2)    1996       1996(3)
------------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
Net asset value, beginning of period                          $ 10.00       $ 10.03    $ 10.05    $  9.89    $  9.79    $  9.69
Net investment income (loss)                                     0.17          0.58       0.41       0.49       0.62       0.40(4)
Net realized and unrealized gain (loss) on investments           0.03          0.02      (0.16)     (0.11)     (0.08)     (0.21)
Total from investment operations                                 0.20          0.60       0.25       0.38       0.54       0.19
Less distributions:
  Dividends from net investment income                          (0.17)        (0.58)     (0.41)     (0.48)     (0.64)     (0.34)
Net asset value, end of period                                $ 10.03       $ 10.05    $  9.89    $  9.79    $  9.69    $  9.54
Total investment return at net asset value(5,7)(%)               1.96(6)       6.08       2.51       3.98       5.60       2.03(6)
Total adjusted investment return at net asset value(4,7)(%)      1.68(6)       5.53       2.27       3.43       4.83       1.87(6)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                   13,775        33,273     24,310     12,950     29,024     25,856
Ratio of expenses to average net assets(5)(%)                    0.50(9)       0.50       0.75       0.80       0.75       0.75(9)
Ratio of adjusted expenses to average net assets(8,10)(%)        1.62(9)       1.05       0.99       1.35       1.45       1.07(9)
Ratio of net investment income (loss) to average assets(10)(%)
assets (%)                                                       6.47(9)       5.47       4.09       4.91       6.49       7.05(9)
Ratio of adjusted net investment income (loss) to average
assets(8) (%)                                                    5.35(9)       4.92       3.85       4.36       5.79       6.73(9)
Portfolio turnover rate (%)                                         1           186        244        341        423        115
Fee reduction per share ($)                                      0.11          0.06       0.02       0.05       0.07       0.02(4)



-----------------------------------------------------------------------------------------------------------------------------------
Class B - year ended March 31,                                  1992(1)       1993       1994       1995(2)    1996       1996(9)
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                          $10.00       $ 10.03    $ 10.05     $ 9.89     $ 9.79     $ 9.69
Net investment income (loss)                                    0.15          0.51       0.34       0.43       0.57       0.31(9)
Net realized and unrealized gain (loss) on investments          0.03          0.02      (0.16)     (0.11)     (0.10)     (0.15)
Total from investment operations                                0.18          0.53       0.18       0.32       0.47       0.16
Less distributions:
  Dividends from net investment income                         (0.15)        (0.51)     (0.34)     (0.42)     (0.57)     (0.31)
Net asset value, end of period                                $10.03       $ 10.05    $  9.89     $ 9.79     $ 9.69     $ 9.54
Total investment return at net asset value(3) (%)               1.80(6)       5.40       1.85       3.33       4.92       1.69(9)
Total adjusted investment return at net asset value(5,7)        1.52(6)       4.85       1.61       2.78       4.15       1.53(9)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                   1,630        13,753     11,626      9,506      8,532      7,118
Ratio of expenses to average net assets(6) (%)                  1.15(9)       1.15       1.40       1.45       1.40       1.40(9)
Ratio of adjusted expenses to average net assets      (%)       2.27(9)       1.70       1.64       2.00       2.10       1.72(9)
Ratio of net investment income (loss) to average net assets
assets (10)(%)                                                  5.85(9)       4.82       3.44       4.26       5.80       6.39(9)
Ratio of adjusted net investment income (loss) to average
assets(10) (%)                                                  4.73(9)       4.27       3.20       3.71       5.10       6.07(9)
Portfolio turnover rate (%)                                        1           186        244        341        423        115
Fee reduction per share ($)                                     0.11          0.06       0.02       0.05       0.07       0.02

(1)  Class A and Class B shares commenced operations on December 31, 1991.
(2) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the fund.
(3)  Six months ended September 30, 1996. (Unaudited.)
(4)  Based on the average of the shares outstanding at the end of each month.
(5) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(6)  Not annualized.
(7) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(8) Beginning on December 31, 1991 (commencement of operations) through March 31, 1995, the expenses used in the ratios represented the expenses of the fund plus expenses incurred indirectly from the Adjustable U.S. Government fund (the "Portfolio"), the mutual fund in which the fund invested all of its assets. The expenses used in the ratios for the fiscal year ended March 31, 1996 include the expenses of the Portfolio through September 22, 1995.
(9)  Annualized.
(10) Unreimbursed, without fee reduction.




                                         INTERMEDIATE MATURITY GOVERNMENT FUND 9

Limited-Term Government Fund

REGISTRANT NAME: JOHN HANCOCK LIMITED-TERM GOVERNMENT FUND
                                TICKER SYMBOL    CLASS A: JHNLX   CLASS B: JHLBX
--------------------------------------------------------------------------------

GOAL AND STRATEGY

[Clipart] The fund seeks to provide current income and security of principal. To pursue this goal, the fund invests primarily in U.S. Government and agency securities, as described below. The fund's securities may be of any maturity, although a substantial portion typically will have maturities of ten years or less.

PORTFOLIO SECURITIES

[Clipart] Under normal circumstances, the fund invests at least 80% of assets in securities that are issued, or guaranteed as to principal and interest, by the U.S. Government, its agencies or instrumentalities. These may include Treasuries and mortgage-backed securities such as Ginnie Maes and Fannie Maes.

For liquidity and flexibility, the fund may place up to 20% of assets in investment-grade short-term securities. In abnormal market conditions, it may invest more assets in these securities as a defensive tactic. The fund also may invest in certain higher-risk investments, and may engage in other investment practices.

RISK FACTORS


[Clipart] in seeking to maintain a relatively stable share price, the fund may sacrifice opportunities for higher yields. At the same time, its share price will fluctuate to some extent with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities (including U.S. Government and mortgage-backed securities). To the extent that the fund invests in mortgage-backed securities, it may also be subject to extension and prepayment risks. These risks are defined in "More about risk" starting on page 29. Other factors may affect the market price and yield of the fund's securities, including investor demand and domestic and worldwide economic conditions. The U.S. Government does not guarantee the market value or the current yield of government securities, nor does the government's guarantee in any way extend to the fund itself. Please read "More about risk" carefully before investing.


PORTFOLIO MANAGEMENT

[Clipart] Barry H. Evans, CFA, leader of the fund's portfolio management team since January 1995, is a senior vice president of the adviser. He has been in the investment business since joining John Hancock Funds in 1986.

--------------------------------------------------------------------------------

INVESTOR EXPENSES

[Clipart] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
 Shareholder transaction expenses          Class A    Class B
--------------------------------------------------------------------------------
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)         3.00%     none
 Maximum sales charge imposed on
 reinvested dividends                        none      none
 Maximum deferred sales charge               none(1)   3.00%
 Redemption fee(2)                           none      none
 Exchange fee                                none      none

--------------------------------------------------------------------------------
 Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
 Management fee                              0.60%     0.60%
 12b-1 fee(3)                                0.30%     1.00%
 Other expenses                              0.47%     0.47%
 Total fund operating expenses               1.37%     2.07%

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
 Share class                    Year 1  Year 3   Year 5   Year 10
--------------------------------------------------------------------------------
 Class A shares                  $44     $72      $103     $190
 Class B shares
   Assuming redemption
   at end of period              $51     $85      $111     $198
   Assuming no redemption        $21     $65      $111     $198

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)  Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


10 LIMITED-TERM GOVERNMENT FUND

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

[Clipart] The figures below have been audited by the fund's independent auditors, Ernst & Young LLP.

Volatility, as indicated by Class A year-by-year total investment return (%) (scale varies from fund to fund)

  [The table below was represented as a bar graph in the printed material.]


    1987    1988    1989    1990    1991    1992    1993    1994     1995  1996
   (0.49)   5.67   11.59    7.75   12.54    4.19    7.13   (1.31)   11.23  3.45



--------------------------------------------------------------------------------------------------------------------------
 Class A - year ended December 31,                1987       1988       1989        1990       1991       1992       1993
--------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
Net asset value, beginning of period          $   9.71   $   8.83   $   8.56   $    8.73   $   8.61   $   8.97   $   8.77
Net investment income (loss)                      0.78       0.77       0.79        0.74       0.67       0.54       0.48
Net realized and unrealized gain (loss)
on investments                                   (0.83)     (0.28)      0.18       (0.11)      0.36      (0.18)      0.14
Total from investment operations                 (0.05)      0.49       0.97        0.63       1.03       0.36       0.62
Less distributions:
  Dividends from net investment income           (0.83)     (0.76)     (0.80)      (0.75)     (0.67)     (0.54)     (0.48)
  Distributions from net realized gain
  on investments sold                               --         --         --          --         --      (0.02)     (0.11)
  Total distributions                            (0.83)     (0.76)     (0.80)      (0.75)     (0.67)     (0.56)     (0.59)
Net asset value, end of period                $   8.83   $   8.56   $   8.73   $    8.61   $   8.97   $   8.77   $   8.80
Total investment return at net asset
value(2) (%)                                     (0.49)      5.67      11.59        7.75      12.54       4.19       7.13
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)   202,924    192,315    179,065     176,329    211,322    259,170    262,903
Ratio of expenses to average net assets (%)       0.97       1.02       1.01        1.53       1.44       1.55       1.51
Ratio of net investment income (loss) to
average net assets (%)                            8.52       8.71       8.98        8.56       7.72       6.13       5.34
Portfolio turnover rate (%)                          7         12         26          75        134        185        175



-------------------------------------------------------------------------------------
 Class A - year ended December 31,                 1994          1995        1996
-------------------------------------------------------------------------------------
 Per share operating performance
Net asset value, beginning of period           $   8.80      $   8.31        $8.73
Net investment income (loss)                       0.38(1)       0.50(1)      0.50(1)
Net realized and unrealized gain (loss)
on investments                                    (0.49)         0.42        (0.21)
Total from investment operations                  (0.11)         0.92         0.29
Less distributions:
  Dividends from net investment income            (0.38)        (0.50)       (0.50)
  Distributions from net realized gain
  on investments sold                                --            --          --
  Total distributions                             (0.38)        (0.50)       (0.50)
Net asset value, end of period                 $   8.31      $   8.73        $8.52
Total investment return at net asset
value(2) (%)                                      (1.31)        11.23         3.45
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)    218,846       198,681      175,995
Ratio of expenses to average net assets (%)        1.41          1.36         1.37
Ratio of net investment income (loss) to
average net assets (%)                             4.39          5.76         5.81
Portfolio turnover rate (%)                         155           105          166



----------------------------------------------------------------------------------------
 Class B - year ended December 31,                        1994(3)        1995      1996
----------------------------------------------------------------------------------------
 Per share operating performance
Net asset value, beginning of period                    $ 8.77        $  8.31    $8.73
Net investment income (loss)                              0.30(1)        0.45(1)  0.44(1)
Net realized and unrealized gain (loss) on investment    (0.46)          0.42    (0.21)
Total from investment operations                         (0.16)          0.87     0.23
Less distributions:
  Dividends from net investment income                   (0.30)         (0.45)   (0.44)
Net asset value, end of period                          $ 8.31        $  8.73    $8.52
Total investment return at net asset value(2) (%)        (1.84)(4)      10.60     2.72
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)             7,111         10,765   10,472
Ratio of expenses to average net assets (%)               2.12(5)        1.93     2.08
Ratio of net investment income (loss) to average
net assets (%)                                            3.70(5)        5.21     5.10
Portfolio turnover rate (%)                                155            105      166


(1)  Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3)  Class B shares commenced operations on January 3, 1994.
(4)  Not annualized.
(5)  Annualized.


                                                 LIMITED-TERM GOVERNMENT FUND 11

Sovereign Bond Fund

REGISTRANT NAME: SOVEREIGN BOND FUND
                                TICKER SYMBOL    CLASS A: JHNBX   CLASS B: JHBBX
--------------------------------------------------------------------------------

GOAL AND STRATEGY

[Clipart] The fund seeks to generate a high level of current income consistent with prudent investment risk. To pursue this goal, the fund invests in a diversified portfolio of marketable debt securities. These securities are primarily investment grade, although up to 25% of them may be junk bonds rated as low as CC/Ca and their unrated equivalents. The fund does not concentrate its investments in any particular industry.

PORTFOLIO SECURITIES

[Clipart] Under normal circumstances, the fund invests at least 65% of assets in corporate and government bonds and debentures. Typically, at least three-quarters of these debt securities (excluding commercial paper) will be:

o securities of any type of issuer that are rated among the four highest Moody's or S&P rating categories and their unrated equivalents
o  U.S. Government and agency securities

The fund may invest up to 25% of assets in U.S. dollar-denominated foreign securities.

For liquidity and flexibility, the fund may place up to 35% of assets in investment-grade short-term securities. In abnormal market conditions, it may invest more assets in these securities as a defensive tactic. The fund also may invest in certain higher-risk investments, including asset-backed securities and derivatives and leveraged investments, and may engage in other investment practices.

RISK FACTORS

[Clipart] Investors should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities. To the extent that it invests in certain securities, the fund may be affected by additional risks:

o  junk bonds: above-average credit, market and other risks
o  foreign securities: currency, information, natural event and political risks
o  mortgage-backed securities: extension and prepayment risks

These risks are defined in "More about risk" starting on page 29. The longer the fund's average weighted maturity, the more it is likely to be affected by a change in interest rates. Please read "More about risk" carefully before investing.

PORTFOLIO MANAGEMENT

[Clipart] James K. Ho, CFA, leader of the fund's portfolio management team since March 1988, is an executive vice president of the adviser. He joined John Hancock Funds in 1985 and has been in the investment business since 1977.

INVESTOR EXPENSES

[Clipart] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past fiscal year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
 Shareholder transaction expenses            Class A   Class B
--------------------------------------------------------------------------------
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)          4.50%     none
 Maximum sales charge imposed on
 reinvested dividends                         none      none
 Maximum deferred sales charge                none(1)   5.00%
 Redemption fee(2)                            none      none
 Exchange fee                                 none      none

--------------------------------------------------------------------------------
 Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
 Management fee                               0.50%     0.50%
 12b-1 fee(3)                                 0.30%     1.00%
 Other expenses                               0.33%     0.33%
 Total fund operating expenses                1.13%     1.83%

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
 Share class                      Year 1  Year 3   Year 5   Year 10
--------------------------------------------------------------------------------
 Class A shares                    $56     $79      $104     $176
 Class B shares
   Assuming redemption
   at end of period                $69     $88      $119     $196
   Assuming no redemption          $19     $58      $ 99     $196

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)  Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


12  SOVEREIGN BOND FUND

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

[Clipart] The figures below have been audited by the fund's independent auditors, Ernst & Young LLP.

Volatility, as indicated by Class A year-by-year total investment return (%) (scale varies from fund to fund)

  [The table below was represented as a bar graph in the printed material.]


 1987    1988    1989    1990    1991    1992    1993    1994     1995  1996
 1.58    9.82   12.13    6.71   16.59    8.08   11.80   (2.75)   19.40  4.11



------------------------------------------------------------------------------------------------------------------------
 Class A - year ended December 31,                         1987         1988         1989         1990         1991
------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
Net asset value, beginning of period                 $    15.89   $    14.53   $    14.51   $    14.77   $    14.33
Net investment income (loss)                               1.40         1.44         1.43         1.32         1.29
Net realized and unrealized gain (loss) on
investments and financial futures contracts               (1.17)       (0.06)        0.27        (0.40)        0.98
Total from investment operations                           0.23         1.38         1.70         0.92         2.27
Less distributions:
  Dividends from net investment income                    (1.53)       (1.40)       (1.44)       (1.35)       (1.29)
  Distributions from net realized gain on
  investments sold and financial futures contracts        (0.06)          --           --           --           --
  Distributions from capital paid-in                         --           --           --        (0.01)          --
  Total distributions                                     (1.59)       (1.40)       (1.44)       (1.36)       (1.29)
Net asset value, end of period                       $    14.53   $    14.51   $    14.77   $    14.33   $    15.31
Total investment return at net asset value(1) (%)          1.58         9.82        12.13         6.71        16.59
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)          1,095,208    1,103,691    1,110,394    1,103,391    1,249,980
Ratio of expenses to average net assets (%)                0.82         0.82         0.80         1.31         1.27
Ratio of net investment income (loss) to
average net assets (%)                                     9.32         9.77         9.68         9.18         8.81
Portfolio turnover rate (%)                                 159           66           64           92           90



------------------------------------------------------------------------------------------------------------------------------------
 Class A - year ended December 31,                          1992         1993         1994         1995    1996
------------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
Net asset value, beginning of period                  $    15.31   $    15.29   $    15.53   $    13.90   $ 15.40
Net investment income (loss)                                1.20         1.14         1.12         1.12      1.09
Net realized and unrealized gain (loss) on
investments and financial futures contracts                (0.01)        0.62        (1.55)        1.50     (0.50)
Total from investment operations                            1.19         1.76        (0.43)        2.62      0.59
Less distributions:
  Dividends from net investment income                     (1.21)       (1.14)       (1.12)       (1.12)    (1.09)
  Distributions from net realized gain on
  investments sold and financial futures contracts            --        (0.38)       (0.08)          --        --
  Distributions from capital paid-in                          --           --           --           --        --
  Total distributions                                      (1.21)       (1.52)       (1.20)       (1.12)    (1.09)
Net asset value, end of period                        $    15.29   $    15.53   $    13.90   $    15.40     14.90
Total investment return at net asset value(1) (%)           8.08        11.80        (2.75)       19.40      4.11
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)           1,386,260    1,505,754    1,326,058    1,535,204 1,416,116
Ratio of expenses to average net assets (%)                 1.44         1.41         1.26         1.13      1.14
Ratio of net investment income (loss) to
average net assets (%)                                      7.89         7.18         7.74         7.58      7.32
Portfolio turnover rate (%)                                   87          107           85          103(3)    123



------------------------------------------------------------------------------------------------------------------------------------
 Class B - year ended December 31,                                   1993(2)           1994           1995        1996
------------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
Net asset value, beginning of period                                 $15.90           $ 15.52        $ 13.90     $15.40
Net investment income (loss)                                           0.11              1.04           1.02       0.98
Net realized and unrealized gain (loss) on investments and
financial futures contracts                                              --             (1.54)          1.50      (0.50)
Total from investment operations                                       0.11             (0.50)          2.52       0.48
Less distributions:
  Dividends from net investment income                                (0.11)            (1.04)         (1.02)     (0.98)
  Distributions from net realized gain on investments sold
  and financial futures contracts                                     (0.38)            (0.08)            --         --
  Total distributions                                                 (0.49)            (1.12)         (1.02)     (0.98)
Net asset value, end of period                                       $15.52           $ 13.90        $ 15.40     $14.90
Total investment return at net asset value(1) (%)                      0.90(4)          (3.13)         18.66       3.38
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                          4,125            40,299         98,739    134,112
Ratio of expenses to average net assets (%)                            1.63(5)           1.78           1.75       1.84
Ratio of net investment income (loss) to average net assets (%)        0.57(5)           7.30           6.87       6.62
Portfolio turnover rate (%)                                             107                85            103(3)     123

(1) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(2)  Portfolio turnover excludes merger activity
(3)  Class B shares commenced operations on November 23, 1993.
(4)  Not annualized.
(5)  Annualized.



                                                          SOVEREIGN BOND FUND 13

Sovereign U.S. Government Income Fund

REGISTRANT NAME: JOHN HANCOCK STRATEGIC SERIES
                                TICKER SYMBOL    CLASS A: JHSGX   CLASS B: FGOPX
--------------------------------------------------------------------------------

GOAL AND STRATEGY

[Clipart] The fund seeks to provide as high a level of income as is consistent with long-term total return. To pursue this goal, the fund invests in U.S. Government and agency securities, as described below.

PORTFOLIO SECURITIES

[Clipart] Under normal circumstances, the fund invests at least 65% of assets in securities that are issued, or guaranteed as to principal and interest, by the U.S. Government, its agencies or instrumentalities. These may include Treasuries and mortgage-backed securities such as Ginnie Maes and Fannie Maes.

For liquidity and flexibility, the fund may place up to 35% of assets in investment-grade short-term securities. In abnormal market conditions, it may invest more assets in these securities as a defensive tactic. The fund also may invest in certain higher-risk investments, including derivative and leveraged investments, and may engage in other investment practices.

RISK FACTORS

[Clipart] As with most income investments, the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities (including U.S. Government and mortgage-backed securities). To the extent that the fund invests in mortgage-backed securities, it may also be subject to extension and prepayment risks. These risks are defined in "More about risk" starting on page
29. Other factors may affect the market price and yield of the fund's securities, including investor demand and economic conditions.

The U.S. Government does not guarantee the market value or the current yield of government securities, nor does the government's guarantee in any way extend to the fund itself. Please read "More about risk" carefully before investing.

PORTFOLIO MANAGEMENT

[Clipart] Barry H. Evans, CFA, leader of the fund's portfolio management team since January 1995, is a senior vice president of the adviser. He has been in the investment business since joining John Hancock Funds in 1986.

--------------------------------------------------------------------------------

INVESTOR EXPENSES

[Clipart] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
 Shareholder transaction expenses                Class A   Class B
--------------------------------------------------------------------------------
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)              4.50%     none
 Maximum sales charge imposed on
 reinvested dividends                             none      none
 Maximum deferred sales charge                    none(1)   5.00%
 Redemption fee(2)                                none      none
 Exchange fee                                     none      none

--------------------------------------------------------------------------------
 Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
 Management fee                                   0.50%     0.50%
 12b-1 fee(3)                                     0.30%     1.00%
 Other expenses                                   0.35%     0.35%
 Total fund operating expenses                    1.15%     1.85%

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
 Share class                    Year 1  Year 3   Year 5   Year 10
--------------------------------------------------------------------------------
 Class A shares                  $56     $80      $105     $178
 Class B shares
   Assuming redemption
   at end of period              $69     $88      $120     $198
   Assuming no redemption        $19     $58      $100     $198

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)  Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


14 SOVEREIGN U.S. GOVERNMENT FUND

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

[Clipart] The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

Volatility, as indicated by Class B year-by-year total investment return (%) (scale varies from fund to fund)

  [The table below was represented as a bar graph in the printed material.]

1987(6)  1987(7)  1988   1989   1990   1991   1992   1993   1994    1995    1996
2.61     3.70    11.53  11.52   6.24  14.46   7.58  12.66  (7.05)  15.27    3.33

------------------------------------------------------------------------------------------------------------------------------------
 Class A - year ended October 31,                                        1992(1)       1993          1994       1995       1996
------------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
Net asset value, beginning of period                                 $  10.51      $  10.29      $  10.89   $   9.24   $  10.01
Net investment income (loss)                                             0.64          0.68(2)       0.65       0.65       0.64(2)
Net realized and unrealized gain (loss) on investments and
financial futures contracts                                             (0.22)         0.61         (1.34)      0.77      (0.26)
Total from investment operations                                         0.42          1.29         (0.69)      1.42       0.38
Less distributions:
  Dividends from net investment income                                  (0.64)        (0.68)        (0.65)     (0.65)     (0.64)
  Distributions from net realized gain on investments sold                 --         (0.01)        (0.31)        --         --
  Total distributions                                                   (0.64)        (0.69)        (0.96)     (0.65)     (0.64)
Net asset value, end of period                                       $  10.29      $  10.89      $   9.24   $  10.01   $   9.75
Total investment return at net asset value(3) (%)                        5.33(4)      12.89         (6.66)     15.90       4.02
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                          350,907       375,416       315,372    370,966    330,162
Ratio of expenses to average net assets (%)                              1.06(5)       1.30          1.23       1.17       1.15
Ratio of net investment income (loss) to average net assets (%)          7.11(5)       6.47          6.62       6.76       6.58
Portfolio turnover rate (%)                                               140           273           127         94        143


------------------------------------------------------------------------------------------------------------------------------------
 Class B - year ended October 31,                      1987(6)       1987(7)       1988       1989       1990       1991       1992
------------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
Net asset value, beginning of period               $  10.00      $  10.28      $   9.45   $   9.73   $  10.01   $   9.83   $  10.29
Net investment income (loss)                           0.56          0.48          0.78       0.81       0.85       0.85       0.76
Net realized and unrealized gain (loss) on
investments and financial futures contracts            0.36         (0.75)         0.28       0.25      (0.25)      0.51         --
Total from investment operations                       0.92         (0.27)         1.06       1.06       0.60       1.36       0.76
Less distributions:
  Dividends from net investment income                (0.57)        (0.48)        (0.77)     (0.77)     (0.78)     (0.90)     (0.77)
  Distributions from net realized gain on
  investments sold                                    (0.07)        (0.08)        (0.01)     (0.01)        --         --         --
  Total distributions                                 (0.64)        (0.56)        (0.78)     (0.78)     (0.78)     (0.90)     (0.77)
Net asset value, end of period                     $  10.28      $   9.45      $   9.73   $  10.01   $   9.83   $  10.29   $  10.28
Total investment return at net asset value(3) (%)      2.61(5)       3.70(3)      11.53      11.52       6.24      14.46       7.58
Total adjusted investment return at
net asset value(3,8) (%)                                 --          3.65(4)      11.47      11.29       6.23         --         --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)        164,001       170,030       161,163    144,756    133,778    164,347    197,032
Ratio of expenses to average net assets (%)            1.26(5)       1.24(5)       1.29       1.35       1.54       1.51       1.55
Ratio of adjusted expenses to
average net assets(9) (%)                                --          1.32(5)       1.35       1.58       1.55         --         --
Ratio of net investment income (loss) to
average net assets (%)                                 7.56(5)       7.94(5)       8.09       8.34       8.54       8.53       7.35
Ratio of adjusted net investment income
(loss) to average net assets(9) (%)                      --          7.86(5)       8.03       8.11       8.53         --         --
Portfolio turnover rate (%)                             108(5)         83(5)         79         45         63         62        140
Fee reduction per share ($)                              --          0.01          0.01       0.02       0.01         --         --


------------------------------------------------------------------------------------------------------------------------------------
 Class B - year ended October 31,                       1993          1994       1995       1996
------------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
Net asset value, beginning of period                $  10.28      $  10.88   $   9.23   $  10.00
Net investment income (loss)                            0.66(2)       0.61       0.60       0.58(2)
Net realized and unrealized gain (loss) on
investments and financial futures contracts             0.61         (1.34)      0.77      (0.26)
Total from investment operations                        1.27         (0.73)      1.37       0.32
Less distributions:
  Dividends from net investment income                 (0.66)        (0.61)     (0.60)     (0.58)
  Distributions from net realized gain on
  investments sold                                     (0.01)        (0.31)        --         --
  Total distributions                                  (0.67)        (0.92)     (0.60)     (0.58)
Net asset value, end of period                      $  10.88      $   9.23   $  10.00   $   9.74
Total investment return at net asset value(3) (%)      12.66         (7.05)     15.27       3.33
Total adjusted investment return at
net asset value(3,8) (%)                                  --            --         --         --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)         244,133       196,899    130,824    112,228
Ratio of expenses to average net assets (%)             1.51          1.64       1.72       1.82
Ratio of adjusted expenses to
average net assets(9) (%)                                 --            --         --         --
Ratio of net investment income (loss) to
average net assets (%)                                  6.23          6.19       6.24       5.91
Ratio of adjusted net investment income
(loss) to average net assets(9) (%)                       --            --         --         --
Portfolio turnover rate (%)                              273           127         94        143
Fee reduction per share ($)                               --            --         --         --

(1)  Class A shares commenced operations on January 3, 1992.
(2)  Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)  Not annualized.
(5)  Annualized.
(6)  For the period June 5, 1986 (commencement of operations) to March 31, 1987.
(7)  For the period April 1, 1987 to October 31, 1987.
(8) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(9)  Unreimbursed, without fee reduction.


                                               SOVEREIGN U.S. GOVERNMENT FUND 15

Strategic Income Fund

REGISTRANT NAME: JOHN HANCOCK STRATEGIC SERIES
                                TICKER SYMBOL    CLASS A: JHFIX   CLASS B: STIBX
--------------------------------------------------------------------------------

GOAL AND STRATEGY

[Clipart] The fund seeks a high level of current income. To pursue this goal, the fund invests primarily in three sectors:

o  foreign government and corporate debt securities
o  U.S. Government and agency securities
o  junk bonds rated as low as CC/Ca and their unrated equivalents.

Under normal circumstances, the fund's assets will be invested in all three sectors. However, the weighting of assets among sectors will be adjusted to reflect current or anticipated market behavior, and the fund may invest up to 100% of assets in any sector.

PORTFOLIO SECURITIES

[Clipart] The fund may invest in debt securities of all maturities and types, including bonds, debentures, notes, preferred stock, mortgage-backed and asset-backed securities and others. The fund may also invest up to 10% of net assets in U.S. or foreign equities.

For liquidity and flexibility, the fund may invest in investment-grade short-term securities. In abnormal market conditions, it may invest more assets in these securities as a defensive tactic. The fund also may invest in certain higher-risk investments, including derivative and leveraged investments, and may engage in other investment practices.

RISK FACTORS

[Clipart] Investors should expect fluctuations in share price, yield and total return that are above-average for bond funds. Typically, a rise in interest rates causes a decline in the market value of debt securities. The longer the fund's average weighted maturity, the more it is likely to be affected by a change in interest rates. To the extent that the fund invests in mortgage-backed securities, it may also be subject to extension and prepayment risks. These risks are defined in "More about risk" starting on page 29. Foreign securities carry additional risks, including currency, information, natural event and political risks. Issuers of junk bonds are typically in weak financial health, and their ability to pay interest and principal is uncertain, especially in an adverse economy. Junk bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news. Please read "More about risk" carefully before investing.

PORTFOLIO MANAGEMENT

[Clipart] Frederick L. Cavanaugh, Jr., leader of the fund's portfolio management team since 1986, is a senior vice president of the adviser. He joined John Hancock Funds in 1986 and has been in the investment business since 1973.

--------------------------------------------------------------------------------

INVESTOR EXPENSES

[Clipart] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
 Shareholder transaction expenses               Class A    Class B
--------------------------------------------------------------------------------
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)              4.50%     none
 Maximum sales charge imposed on
 reinvested dividends                             none      none
 Maximum deferred sales charge                    none(1)   5.00%
 Redemption fee(2)                                none      none
 Exchange fee                                     none      none

--------------------------------------------------------------------------------
 Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
 Management fee                                   0.45%     0.45%
 12b-1 fee(3)                                     0.30%     1.00%
 Other expenses                                   0.28%     0.28%
 Total fund operating expenses                    1.03%     1.73%

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
 Share class                        Year 1   Year 3   Year 5    Year 10
--------------------------------------------------------------------------------
 Class A shares                      $55      $76       $99      $165
 Class B shares
   Assuming redemption
   at end of period                  $68      $84      $114      $186
   Assuming no redemption            $18      $54       $94      $186

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)  Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


16 STRATEGIC INCOME FUND

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

[Clipart] The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

Volatility, as indicated by Class A year-by-year total investment return (%) (scale varies from fund to fund)

  [The table below was represented as a bar graph in the printed material.]


1987(1)  1988   1989   1990    1991   1992   1993   1994   1995   1996   1996(8)
4.81(6)  6.89   9.72  (7.36)  12.31  19.92   6.81   4.54   9.33   11.37  8.90(6)



-----------------------------------------------------------------------------------------------------------------------------------
 Class A - year ended May 31,                                     1987(1)      1988      1989      1990      1991       1992
------------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
Net asset value, beginning of period                           $ 10.00      $  9.71   $  9.24   $  8.98   $  7.33   $   7.20
Net investment income (loss)                                      0.79         1.13      1.12      1.04      0.93       0.80
Net realized and unrealized gain (loss) on investments,
foreign currency transactions and financial futures contracts    (0.29)       (0.47)    (0.26)    (1.65)    (0.13)      0.52
Total from investment operations                                  0.50         0.66      0.86     (0.61)     0.80       1.32
Less distributions:
  Dividends from net investment income                           (0.79)       (1.13)    (1.12)    (1.04)    (0.93)     (0.74)(4)
  Distributions in excess of net investment income                  --           --        --        --        --         --
  Distributions from capital paid-in                                --           --        --        --        --         --
  Total distributions                                            (0.79)       (1.13)    (1.12)    (1.04)    (0.93)     (0.74)
Net asset value, end of period                                 $  9.71      $  9.24   $  8.98   $  7.33   $  7.20   $   7.78
Total investment return at net asset value(3) (%)                 4.81(6)      6.89      9.72     (7.36)    12.31      19.92
Total adjusted investment return at
net asset value(5,7) (%)                                          3.64(6)      6.49      9.58     (7.45)       --         --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                    30,260       67,140    95,430    80,890    79,272    153,568
Ratio of expenses to average net assets (%)                       1.00(4)      1.09      1.33      1.53      1.75       1.69
Ratio of adjusted expenses to average net assets (%)              2.17(4)      1.49      1.47      1.62        --         --
Ratio of net investment income (loss) to
average net assets (%)                                           10.87(8)     12.07     12.28     12.60     13.46      10.64
Ratio of adjusted net investment income (loss) to
average net assets (%)                                            9.70(8)     11.67     12.14     12.51        --         --
Portfolio turnover rate (%)                                        207           67       125        81        60         80
Fee reduction per share ($)                                       0.09         0.04      0.01      0.01        --         --

-----------------------------------------------------------------------------------------------------------------------------------
 Class A - year ended May 31,                                      1993          1994          1995       1996          1996(4)
------------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
Net asset value, beginning of period                           $   7.78   $      7.55      $   7.17   $   7.15      $   7.27
Net investment income (loss)                                       0.71          0.68          0.64       0.66(3)       0.32(3)
Net realized and unrealized gain (loss) on investments,
foreign currency transactions and financial futures contracts     (0.22)        (0.33)        (0.02)      0.12          0.31
Total from investment operations                                   0.49          0.35          0.62       0.78          0.63
Less distributions:
  Dividends from net investment income                            (0.72)        (0.58)(4)     (0.55)     (0.66)        (0.32)
  Distributions in excess of net investment income                   --         (0.05)           --         --            --
  Distributions from capital paid-in                                 --         (0.10)        (0.09)        --            --
  Total distributions                                             (0.72)        (0.73)        (0.64)     (0.66)        (0.32)
Net asset value, end of period                                 $   7.55   $      7.17      $   7.15   $   7.27      $   7.58
Total investment return at net asset value(3) (%)                  6.81          4.54          9.33      11.37          8.90(5)
Total adjusted investment return at
net asset value(5,7) (%)                                             --            --            --         --            --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                    262,137       335,261       327,876    369,127       400,738
Ratio of expenses to average net assets (%)                        1.58          1.32          1.09       1.03          1.01(8)
Ratio of adjusted expenses to average net assets (%)                 --            --            --         --            --
Ratio of net investment income (loss) to
average net assets (%)                                             9.63          8.71          9.24       9.13          8.73(8)
Ratio of adjusted net investment income (loss) to
average net assets (%)                                               --            --            --         --            --
Portfolio turnover rate (%)                                          97            91            55         78            77
Fee reduction per share ($)                                          --            --            --         --            --

-----------------------------------------------------------------------------------------------------------------------------------
 Class B - year ended May 31,                                          1994(1)          1995             1996             1996(8)
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                $  7.58         $   7.17         $   7.15         $   7.27
Net investment income (loss)                                           0.40             0.60(3)          0.61(3)          0.29(3)
Net realized and unrealized gain (loss) on investments,
foreign currency transactions and financial futures contracts         (0.41)           (0.02)            0.12             0.31
Total from investment operations                                      (0.01)            0.58             0.73             0.60
Less distributions:
  Dividends from net investment income                                (0.32)           (0.52)           (0.61)           (0.29)
  Distributions in excess of net investment income                    (0.03)              --               --               --
  Distributions from capital paid-in                                  (0.05)           (0.08)              --               --
  Total distributions                                                 (0.40)           (0.60)           (0.61)           (0.29)
Net asset value, end of period                                      $  7.17         $   7.15         $   7.27         $   7.58
Total investment return at net asset value(5) (%)                     (0.22)(6)         8.58            10.61             8.50(6)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                         77,691          134,527          206,751          275,432
Ratio of expenses to average net assets (%)                            1.91(7)          1.76             1.73             1.71(7)
Ratio of net investment income (loss) to average net assets (%)        8.12(7)          8.55             8.42             8.02(7)
Portfolio turnover rate (%)                                              91               55               78               77

(1) Class A and Class B shares commenced operations on August 18, 1986 and October 4, 1993, respectively.
(2)  Six months ended November 30, 1996. (Unaudited.)
(3)  Based on the average of the shares outstanding at the end of each month.
(4) The dividend policy of the fund was changed, effective August 1, 1991, from one that utilized daily dividend declarations to one that declares dividends monthly. Additionally, the dividend policy of the fund was changed, effective October 1, 1993, from one that declared dividends monthly to daily dividend declarations.
(5) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(6)  Not annualized.
(7) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(8)  Annualized.



                                                        STRATEGIC INCOME FUND 17

Your account

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

All John Hancock income funds offer two classes of shares, Class A and Class B. Each class has its own cost structure, allowing you to choose the one that best meets your requirements. Your financial representative can help you decide.

--------------------------------------------------------------------------------
Class A                                 Class B
--------------------------------------------------------------------------------

o  Front-end sales charges, as          o  No front-end sales charge; all
   described below. There are              your money goes to work for you
   several ways to reduce these            right away.
   charges, also described below.
                                        o  Higher annual expenses than
o  Lower annual expenses than Class        Class A shares.
   B shares.
                                        o  A deferred sales charge, as
                                           described below.

                                        o  Automatic conversion to Class A
                                           shares after either five years
                                           (Group 1) or eight years (Group 2)
                                           (see below), thus reducing future
                                           annual expenses.

For actual past expenses of Class A and B shares, see the fund-by-fund information earlier in this prospectus.

--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

Use the table below to find out which group the fund is in, then consult the sales charge information for that group.

--------------------------------------------------------------------------------
Group 1                                Group 2
--------------------------------------------------------------------------------
o  Intermediate Maturity               o  Government Income
   Government
                                       o  High Yield Bond
o  Limited-Term Government
                                       o  Sovereign Bond

                                       o  Sovereign U.S. Government Income

                                       o  Strategic Income

Class A Sales charges are as follows:

--------------------------------------------------------------------------------
Class A sales charges - Group 1
--------------------------------------------------------------------------------
                            As a % of       As a % of your
 Your investment            offering price  investment
 Up to $99,999              3.00%           3.09%
 $100,000 - $499,999        2.50%           2.56%
 $500,000 - $999,999        2.00%           2.04%
 $1,000,000 and over        See below

--------------------------------------------------------------------------------
 Class A sales charges - Group 2
--------------------------------------------------------------------------------
                            As a % of       As a % of your
 Your investment            offering price  investment
 Up to $99,999              4.50%           4.71%
 $100,000 - $249,999        3.75%           3.90%
 $250,000 - $499,999        2.75%           2.83%
 $500,000 - $999,999        2.00%           2.04%
 $1,000,000 and over        See below

Investments of $1 million or more Class A shares are available with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) on any shares sold within one year of purchase, as follows:

--------------------------------------------------------------------------------
 CDSC on $1 million+ investments (Groups 1 and 2)
--------------------------------------------------------------------------------
 Your investment                CDSC on shares being sold
 First $1M - $4,999,999         1.00%
 Next $1 - $5M above that       0.50%
 Next $1 or more above that     0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the LAST day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.


18 YOUR ACCOUNT

Class B Shares are offered at their net asset value per share, without any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares you sell within a certain time after you bought them, as described in the table below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The longer the time between the purchase and the sale of shares, the lower the rate of the
CDSC:

--------------------------------------------------------------------------------
 Class B deferred charges
--------------------------------------------------------------------------------
 Years after         CDSC on Group 1     CDSC on Group 2
 purchase            shares being sold   shares being sold
 1st year            3.00%               5.00%
 2nd year            2.00%               4.00%
 3rd year            2.00%               3.00%
 4th year            1.00%               3.00%
 5th year            None                2.00%
 6th year            None                1.00%
 After 6 years       None                None

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the FIRST day of that month.

CDSC calculations are based on the number of shares involved, not on the value of your account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

o Accumulation Privilege -- lets you add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge.
o Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.
o Combination Privilege -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.

To utilize: complete the appropriate section of your application, or contact your financial representative or Signature Services to add these options (see the back cover of this prospectus).


Group Investment Program A group may be treated as a single purchaser under the accumulation and combination priviliges. Each investor has an individual account, but for sales charge purposes the group's investments are lumped together, making the investors potentially eligible for reduced sales charges. There is no charge, no obligation to invest (although initial aggregate investments must be at least $250), and individual investors may terminate their accounts at any time.

To utilize: contact your financial representative or Signature Services to find out how to qualify or consult the SAI (see the back cover of this prospectus).


CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for either share class will generally be waived in the following cases: o to make payments through certain systematic withdrawal plans

o  to make certain distributions from a retirement plan
o  because of shareholder death or disability


To utilize: if you think you may be eligible for a CDSC waiver, contact your financial representative or Signature Services, or consult the SAI.


Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge, as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To utilize: contact your financial representative or Signature Services.


                                                                 YOUR ACCOUNT 19

Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

o  government entities that are prohibited from paying mutual fund sales charges
o financial institutions or common trust funds investing $1 million or more for non-discretionary accounts
o  selling brokers and their employees and sales representatives
o financial representatives utilizing fund shares in fee-based investment products under agreement with John Hancock Funds
o fund trustees and other individuals who are affiliated with these or other John Hancock funds
o individuals transferring assets to a John Hancock fund from an employee benefit plan that has John Hancock funds
o  members of an approved affinity group financial services program
o  certain insurance company contract holders (one-year CDSC usually applies)
o participants in certain retirement plans with at least 100 members (one-year CDSC applies)
o in the case of Limited-Term Government Fund, anyone investing the proceeds from any non-John Hancock mutual fund, as long as that fund had sales charges and the investor paid them; investors must supply a copy of the redemption check or confirmation statement, and must remain invested in Limited-Term Government Fund for at least 15 days

To utilize: if you think you may be eligible for a sales charge waiver, contact Signature Services or consult the SAI.

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1  Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

   o non-retirement account: $1,000
   o retirement account: $250
   o group investments: $250
   o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month

3 Complete the appropriate parts of the account application, carefully following the instructions. If you have questions, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.


5 Make your initial investment using the table on the next page. You and your financial representative can initiate any puchase, exchange or sale of shares.



20 YOUR ACCOUNT

--------------------------------------------------------------------------------
 Buying shares
--------------------------------------------------------------------------------
             Opening an account              Adding to an account
By check

[Clipart]    o  Make out a check for the     o  Make out a check for the
                investment amount, payable      investment amount payable
                to "John Hancock Signature      to "John Hancock Signature
                Services, Inc."                 Services, Inc."

             o  Deliver the check and your   o  Fill out the detachable
                completed application to        investment slip from an
                your financial                  account statement. If no
                representative, or mail         slip is available, include
                to Signature Services           a note specifying the fund
                (address below).                name, your share class,
                                                your account number and the
                                                name(s) in which the
                                                account is registered.

                                             o  Deliver the check and your
                                                investment slip or note to
                                                your financial
                                                representative, or mail
                                                to Signature Services
                                                (address below).

By exchange


[Clipart]    o  Call your financial          o  Call your financial
                representative or Signature     representative or Signature
                Services to request an          Services to request an exchange.
                exchange.


By wire

[Clipart]    o  Deliver your completed       o  Instruct your bank to wire
                application to your             the amount of your
                financial representative,       investment to:
                or mail it to Signature         First Signature Bank & Trust
                Services.                       Account # 900000260
                                                Routing # 211475000
             o  Obtain your account number      Specify the fund name, your
                by calling your financial       share class, your account
                representative or Signature     number and the name(s) in
                Services.                       which the account is
                                                registered. Your bank may
             o  Instruct your bank to wire      charge a fee to wire funds.
                the amount of your
                investment to:
                First Signature Bank & Trust
                Account # 900000260
                Routing # 211475000
                Specify the fund name,
                your choice of share class,
                the new account number and
                the name(s) in which the
                account is registered. Your
                bank may charge a fee to
                wire funds.

By phone

[Clipart]    See "By wire" and               o  Verify that your bank or
             "By exchange."                     credit union is a member of
                                                the Automated Clearing
                                                House (ACH) system.

                                             o  Complete the
                                                "Invest-By-Phone" and "Bank
                                                Information" sections on
                                                your account application.

                                             o  Call Signature Services to
                                                verify that these features
                                                are in place on your
                                                account.

                                             o  Tell the Signature Services
                                                representative the fund
                                                name, your share class,
                                                your account number, the
                                                name(s) in which the
                                                account is registered and
                                                the amount of your
                                                investment.

------------------------------------------

Address
John Hancock Signature Services, Inc.
1 John Hancock Way STE 1000
Boston, MA 02217-1000

Phone                                        To open or add to an account using
1-800-225-5291                               the Monthly Automatic Accumulation
                                             Program, see "Additional investor
Or contact your financial representative     services."
for instructions and assistance.

------------------------------------------


                                                                 YOUR ACCOUNT 21

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
             Designed for                    To sell some or all of your shares

By letter

[Clipart]    o  Accounts of any type.        o  Write a letter of
                                                instruction or complete a
             o  Sales of any amount.            stock power indicating the
                                                fund name, your share
                                                class, your account number,
                                                the name(s) in which the
                                                account is registered and
                                                the dollar value or number
                                                of shares you wish to sell.

                                             o  Include all signatures and
                                                any additional documents
                                                that may be required (see
                                                next page).

                                             o  Mail the materials to
                                                Signature Services.

                                             o  A check will be mailed to
                                                the name(s) and address in
                                                which the account is
                                                registered, or otherwise
                                                according to your letter of
                                                instruction.

By phone

[Clipart]    o  Most accounts.               o  For automated service 24
                                                hours a day using your
             o  Sales of up to $100,000.        touch-tone phone, call the
                                                EASI-Line at
                                                1-800-338-8080.


                                             o  To place your order with a
                                                representative at John
                                                Hancock Funds, call
                                                Signature Services between
                                                8 A.M. and 4 P.M. Eastern
                                                Time on most business days.


By wire or electronic funds transfer (EFT)

[Clipart]    o  Requests by letter to sell   o  Fill out the "Telephone
                any amount (accounts of any     Redemption" section of your
                type).                          new account application.

             o  Requests by phone to sell    o  To verify that the
                up to $100,000 (accounts        telephone redemption
                with telephone redemption       privilege is in place on an
                privileges).                    account, or to request the
                                                forms to add it to an
                                                existing account, call
                                                Signature Services.

                                             o  Amounts of $1,000 or more
                                                will be wired on the next
                                                business day. A $4 fee will
                                                be deducted from your
                                                account.

                                             o  Amounts of less than $1,000
                                                may be sent by EFT or by
                                                check. Funds from EFT
                                                transactions are generally
                                                available by the second
                                                business day. Your bank may
                                                charge a fee for this
                                                service.
By exchange

[Clipart]    o  Accounts of any type.        o  Obtain a current prospectus
                                                for the fund into which you
             o  Sales of any amount.            are exchanging by calling
                                                your financial
                                                representative or Signature
                                                Services.


                                             o  Call your financial
                                                representative or Signature
                                                Services to request an
                                                exchange.


By check

[Clipart]    o  Government Income,           o  Request checkwriting on your
                Limited-Term Government,        account application.
                Sovereign U.S. Government
                and Strategic Income Funds   o  Verify that the shares to be
                only.                           sold were purchased more than
                                                10 days earlier or were
             o  Any account with                purchased by wire.
                checkwriting privileges.
                                             o  Write a check for any
             o  Sales of over $100.             amount over $100.

                                      ------------------------------------------

                                      Address
                                      John Hancock Signature Services, Inc.
                                      1 John Hancock Way STE 1000
                                      Boston, MA 02217-1000

                                      Phone
                                      1-800-225-5291
To sell shares through a systematic
withdrawal plan, see "Additional      Or contact your financial representative
investor services."                   for instructions and assistance.

                                      ------------------------------------------


22 YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o  your address of record has changed within the past 30 days
o  you are selling more than $100,000 worth of shares
o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You can generally obtain a signature guarantee from the following sources:

o  a broker or securities dealer
o  a federal savings, cooperative or other type of bank
o  a savings and loan or other thrift institution o a credit union
o  a securities exchange or clearing agency

A  notary public CANNOT provide a signature guarantee.

                                                                       [Clipart]
--------------------------------------------------------------------------------
Seller                                       Requirements for written requests
--------------------------------------------------------------------------------

Owners of individual, joint, sole            o  Letter of instruction.
proprietorship, UGMA/UTMA
(custodial accounts for minors) or           o  On the letter, the signatures
general partner accounts.                       and titles of all persons
                                                authorized to sign for the
                                                account, exactly as the account
                                                is registered.

                                             o  Signature guarantee if
                                                applicable (see above).


Owners of corporate or association           o  Letter of instruction.
accounts.
                                             o  Corporate resolution, certified
                                                within the past two years.


                                             o  On the letter and the
                                                resolution, the signature of the
                                                person(s) authorized to sign for
                                                the account.

                                             o  Signature guarantee if
                                                applicable (see above).

Owners or trustees of trust                  o  Letter of instruction.
accounts.
                                             o  On the letter, the signature(s)
                                                of the trustee(s).


                                             o  If the names of all trustees are
                                                not registered on the account,
                                                please also provide a copy of
                                                the trust document certified
                                                within the past six months.


                                             o  Signature guarantee if
                                                applicable (see above).

Joint tenancy shareholders whose             o  Letter of instruction signed by
co-tenants are deceased.                        surviving tenant.

                                             o  Copy of death certificate.

                                             o  Signature guarantee if
                                                applicable (see above).

Executors of shareholder estates.            o  Letter of instruction signed by
                                                executor.

                                             o  Copy of order appointing
                                                executor.

                                             o  Signature guarantee if
                                                applicable (see above).

Administrators, conservators,                o  Call 1-800-225-5291 for
guardians and other sellers or                  instructions.
account types not listed above.


                                                                 YOUR ACCOUNT 23

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value per share (NAV) for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time) by dividing a class's net assets by the number of its shares outstanding.

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is accepted by Signature Services.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, Signature Services will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, Signature Services is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical. Class B shares will continue to age from the original date and will retain the same CDSC rate as they had before the exchange, except that the rate will change to the new fund's rate if that rate is higher. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.


To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties that, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. A fund may also refuse any exchange order. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.


Certificated shares Most shares are electronically recorded. If you wish to have certificates for your shares, please write to Signature Services. Certificated shares can only be sold by returning the certificates to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

Eligibility by state You may only invest in, or exchange into, fund shares legally available in your state.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance
o  after any changes of name or address of the registered owner(s)
o  in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The funds generally declare dividends daily and pay them monthly. Short- and long-term capital gains, if any, are distributed annually, typically after the end of a fund's fiscal year. Your dividends begin accruing the day after payment is received by the fund and continue through the day your shares are actually sold.

Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively,


24 YOUR ACCOUNT
you can choose to have a check for your dividends mailed to you. However, if the check is not deliverable, your dividends will be reinvested.

Taxability of dividends As long as a fund meets the requirements for being a tax-qualified regulated investment company, which each fund has in the past and intends to in the future, it pays no federal income tax on the earnings it distributes to shareholders.

Consequently, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's long-term capital gains are taxable as capital gains; dividends from other sources are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, Signature Services may charge you $10 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o  Complete the appropriate parts of your account application.
o If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o  Make sure you have at least $5,000 worth of shares in your account.
o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).
o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.
o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.
o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans John Hancock Funds offers a range of qualified retirement plans, including IRAs, SEPs, 401(k) plans, 403(b) plans (including TSAs) and other pension and profit-sharing plans. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.


                                                                 YOUR ACCOUNT 25

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

How the funds are organized Each John Hancock income fund is an open-end management investment company or a series of such a company.

Each fund is supervised by a board of trustees, an independent body that has ultimate responsibility for the fund's activities. The board retains various companies to carry out the fund's operations, including the investment adviser, custodian, transfer agent and others (see diagram). The board has the right, and the obligation, to terminate the fund's relationship with any of these companies and to retain a different company if the board believes it is in the shareholders' best interests. At a mutual fund's inception, the initial shareholder (typically the adviser) appoints the fund's board. Thereafter, the board and the shareholders determine the board's membership. The boards of the John Hancock income funds may include individuals who are affiliated with the investment adviser. However, the majority of board members must be independent.

The funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing board members, changing fundamental policies, approving a management contract or approving a 12b-1 plan (12b-1 fees are explained in "Sales compensation").

                                      ------------------
                                          Shareholders
                                      -------------------

                               ----------------------------------
                                 Financial services firms and
                                     their representatives

 Distribution                    Advise current and prospective
and shareholder                    shareholders on their fund
   services                     invesments, often in the context
                                  of an overall financial plan.
                               ------------------------------------
           ---------------------------------          -------------------------------------
                 Principal distributor                           Transfer agent

                John Hancock Funds, Inc.              John Hancock Signature Services, Inc.
                 101 Huntington Avenue                   1 John Hancock Way, Suite 1000
                 Boston, MA 02199-7603                       Boston, MA 02217-1000

           Markets the funds and distributes          Handles shareholder services, includ-
            shares through selling brokers,            ing record-keeping and statements,
             financial planners and other              distribution of dividends and pro-
              financial representatives.                cessing of buy and sell requests.
          ---------------------------------          -------------------------------------

---------------------------                 -----------------------------------
    Investment adviser                                    Custodian

John Hancock Advisers, Inc.                       Investors Bank & Trust Co.
  101 Huntington Avenue                                89 South Street
  Boston, MA 02199-7603                               Boston, MA 02111                   Asset
                                                                                      Management
    Manages the funds'                       Holds the funds' assets, settles
   business and invest-                      all portfolio trades and collects
     ment activites.                        most of the valuation data required
---------------------------                  for calculating each fund's NAV.
                                            -----------------------------------

                        --------------------------------
                                    Trustees

                        Supervise the funds' activities.
                        --------------------------------

26 FUND DETAILS

Accounting compensation The funds compensate the adviser for performing tax and financial management services. Annual compensation is not expected to exceed 0.02% of each fund's average net assets.

Portfolio trades In placing portfolio trades, the adviser may use brokerage firms that market the fund's shares or are affiliated with John Hancock Mutual Life Insurance Company, but only when the adviser believes no other firm offers a better combination of quality execution (i.e., timeliness and completeness) and favorable price.


Investment goals Except for Government Income Fund, High Yield Bond Fund and Intermediate Maturity Government Fund, each fund's investment goal is fundamental and may only be changed with shareholder approval.


Diversification All of the income funds are diversified.

--------------------------------------------------------------------------------
SALES COMPENSATION

As part of their business strategies, the funds, along with John Hancock Funds, pay compensation to financial services firms that sell the funds' shares. These firms typically pass along a portion of this compensation to your financial representative.

Compensation payments originate from two sources: from sales charges and from 12b-1 fees that are paid out of the funds' assets ("12b-1" refers to the federal securities regulation that authorizes annual fees of this type). The 12b-1 fee rates vary by fund and by share class, according to Rule 12b-1 plans adopted by the funds. The sales charges and 12b-1 fees paid by investors are detailed in the fund-by-fund information. The portions of these expenses that are reallowed to financial services firms are shown on the next page.

Distribution fees may be used to pay for sales compensation to financial services firms, marketing and overhead expenses and, for Class B shares, interest expenses.


--------------------------------------------------------------------------------
 Class B unreimbursed distribution expenses(1)
--------------------------------------------------------------------------------
                                 Unreimbursed           As a % of
 Fund                            expenses               net assets
 Government Income               $   9,835,482          4.85%
 High Yield Bond                 $   7,642,995          3.83%
 Intermediate Maturity Gov.      $     253,107          2.30%
 Limited-Term Government         $     191,883          1.93%
 Sovereign Bond                  $   3,897,654          3.40%
 Sovereign U.S. Gov. Income      $   5,553,890          4.58%
 Strategic Income                $   5,169,665          3.18%


(1) As of the most recent fiscal year end covered by each fund's financial highlights. These expenses may be carried forward indefinitely.

Initial compensation Whenever you make an investment in a fund or funds, the financial services firm receives either a reallowance from the initial sales charge or a commission, as described below. The firm also receives the first year's service fee at this time.

Annual compensation Beginning with the second year after an investment is made, the financial services firm receives an annual service fee of 0.25% of its total eligible net assets. This fee is paid quarterly in arrears.

Financial services firms selling large amounts of fund shares may receive extra compensation. This compensation, which John Hancock Funds pays out of its own resources, may include asset retention fees as well as reimbursement for marketing expenses.


                                                                 FUND DETAILS 27

------------------------------------------------------------------------------------------------------------------------------------
 Class A investments
------------------------------------------------------------------------------------------------------------------------------------
                                                         Maximum
                                   Sales charge          reallowance           First year             Maximum
                                   paid by investors     or commission         service fee            total compensation(1)
                                   (% of offering price) (% of offering price) (% of net investment)  (% of offering price)
 Group 1 funds
 Up to $99,999                     3.00%                 2.26%                 0.25%                  2.50%
 $100,000 - $499,999               2.50%                 2.01%                 0.25%                  2.25%
 $500,000 - $999,999               2.00%                 1.51%                 0.25%                  1.75%

 Group 2 funds
 Up to $99,999                     4.50%                 3.76%                 0.25%                  4.00%
 $100,000 - $249,999               3.75%                 3.01%                 0.25%                  3.25%
 $250,000 - $499,999               2.75%                 2.06%                 0.25%                  2.30%
 $500,000 - $999,999               2.00%                 1.51%                 0.25%                  1.75%

 Regular investments of $1 million
 or more (Groups 1 and 2)
 First $1M - $4,999,999            --                    0.75%                 0.25%                  1.00%
 Next $1 - $5M above that          --                    0.25%                 0.25%                  0.50%
 Next $1 or more above that        --                    0.00%                 0.25%                  0.25%

 Waiver investments(2)             --                    0.00%                 0.25%                  0.25%

------------------------------------------------------------------------------------------------------------------------------------
 Class B investments
------------------------------------------------------------------------------------------------------------------------------------

                                                         Maximum
                                                         reallowance           First year             Maximum
                                                         or commission         service fee            total compensation
                                                         (% of offering price) (% of net investment)  (% of offering price)
 Group 1 funds
 All amounts                                             2.25%                 0.25%                  2.50%

 Group 2 funds
 All amounts                                             3.75%                 0.25%                  4.00%

(1) Reallowance/commission percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition.
(2) Refers to any investments made by municipalities, financial institutions, trusts and affinity group members that take advantage of the sales charge waivers described earlier in this prospectus.

CDSC revenues collected by John Hancock Funds may be used to pay commissions when there is no initial sales charge.


28 FUND DETAILS

--------------------------------------------------------------------------------
MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's principal securities and investment practices. You may find the most concise description of each fund's risk profile in the fund-by-fund information.

The funds are permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that a fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief descriptions of these securities and investment practices, along with the risks associated with them. The funds follow certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that a John Hancock income fund will earn income or show a positive total return over any period of time -- days, months or years.

--------------------------------------------------------------------------------
TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks.

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.


Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments, and may widen any losses.


Extension risk The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value.

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.
o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative affect on fund management or performance.

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector of the bond market or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them.

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events.

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.

Prepayment risk The risk that unanticipated prepayments may occur, reducing the value of mortgage-backed securities.

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for.


                                                                 FUND DETAILS 29

--------------------------------------------------------------------------------
 Higher-risk securities and practices
--------------------------------------------------------------------------------

This table shows each fund's investment limitations as a percentage of portfolio assets. In each case the principal types of risk are listed (see previous page for definitions). Numbers in this table show allowable usage only; for actual usage, consult the fund's annual/semi-annual reports.

10  Percent of total assets (italic type)
10  Percent of net assets (roman type)
*   No policy limitation on usage; fund may be using currently
@   Permitted, but has not typically been used
--  Not permitted

                                                                     Intermediate                            Sovereign
                                            Government    High Yield    Maturity   Limited-Term  Sovereign   U.S. Gov't  Strategic
                                              Income          Bond       Gov't     Government      Bond       Income      Income
------------------------------------------------------------------------------------------------------------------------------------
Investment practices
Borrowing; reverse repurchase agreements
The borrowing of money from banks
or through reverse repurchase agreements.
Leverage, credit risks.                          33.3         33.3        33.3        33.3        33.3        33.3         33
Covered mortgage dollar roll transactions
The sale of mortgage-backed securities
with the commitment to buy back similar
securities at a future date. Credit, interest
rate,leverage, market, opportunity risks.          *            *           *           *           *           *          *
Repurchase agreements  The purchase of a
security that must later be sold back to
the issuer at the same price plus interest.
Credit risk.                                       *            *           *           *           *           *          *
Securities lending  The lending of securities
to financial institutions, which provide
cash or government securities as collateral.
Credit risk.                                       30           30        33.3        33.3        33.3          30       33.3
Short-term trading  Selling a security soon
after purchase. A portfolio engaging in
short-term trading will have higher turnover
and transaction expenses. Market risk.             *            *           *           *           *           *          *
When-issued securities and forward commitments
The purchase or sale of securities for delivery
at a future date; market value may change before
delivery. Market, opportunity, leverage risks.     *            *           *           *           *           *          *

------------------------------------------------------------------------------------------------------------------------------------
Conventional securities
Brady bonds  Dollar-denominated securities issued
to refinance foreign government bank loans and
other debt. Credit, interest rate, market,
political risks.                                   10           @ (1)       --          --          25          --         @ (1)
Foreign debt securities  Debt securities issued
by foreign governments or companies. Credit,
currency, interest rate, market, political risks.  20           * (1)       --          --          25          --         * (1)
In-kind, delayed and zero coupon debt securities
Securities offering non-cash or delayed-cash
payment. Their prices are typically more volatile
than those of conventional debt securities.
Credit, interest rate, market risks.               *            *           *           *           *           *          *
Restricted and illiquid securities  Securities
not traded on the open market. May include
illiquid Rule 144A securities. Liquidity,
valuation, market risks.                           10           10          15          15          15          15         15

------------------------------------------------------------------------------------------------------------------------------------
Unleveraged derivative securities
Asset-backed securities Securities backed by
unsecured debt, such as credit card  debt;
these securities are often guaranteed or
over-collateralized to enhance their credit
quality. Credit, interest rate risks.              20           *           35           20         *           35         *
Mortgage-backed securities  Securities backed
by pools of mortgages, including passthrough
certificates, PACs, TACs and other senior
classes of collateralized mortgage obligations
(CMOs). Credit, extension, prepayment, interest
rate risks.                                        *            *           *           *           *           *          *
Participation interests  Securities representing
an interest in another security or in bank loans.
Credit, interest rate, liquidity, valuation
risks.                                             --           10(2)       --          --          15(2)       --         15(2)
Rights and warrants  Securities offering the
right, or involving the promise, to buy or
sell certain securities at a future date.
Market risk.                                        5            5           5           5           5          --          5


(1) No more than 25% of the fund`s assets will be invested in government securities of any one foreign country.
(2) Part of the 10% or 15% limitation on illiquid securities.



30 FUND DETAILS

--------------------------------------------------------------------------------
 Higher-risk securities and practices (cont'd)
--------------------------------------------------------------------------------

                                                                     Intermediate                            Sovereign
                                            Government    High Yield    Maturity   Limited-Term  Sovereign   U.S. Gov't  Strategic
                                              Income          Bond       Gov't     Government      Bond       Income      Income
------------------------------------------------------------------------------------------------------------------------------------
Leveraged derivative securities
Currency contracts Contracts involving the
right or obligation to buy or sell a
given amount of foreign currency at a
specified price and future date.
o  Hedged. Currency, hedged leverage,
   correlation, liquidity, opportunity risks.      --           *           --          --          --          --         *
o  Speculative. Currency, speculative
   leverage, liquidity risks.                      --           --          --          --          --          --         @
Financial futures and options; securities
and index options  Contracts involving the
right or obligation to deliver or receive
assets or money depending on the performance
of one or more assets or an economic index.
o  Futures and related options. Interest
   rate, currency, market, hedged or
   speculative leverage, correlation,
   liquidity, opportunity risks.                   *            *           *           *           *           *          *
o  Options on securities and indices. Interest
   rate, currency, market, hedged or speculative
   leverage, correlation, liquidity, credit,
   opportunity risks.                              *            *           *           *           @           *          @
Structured securities  Indexed and/or leveraged
mortgage-backed and other debt securities,
including principal-only and interest-only
securities, leveraged floating rate securities,
and others. These securities tend to be highly
sensitive to interest rate movements and their
performance may not correlate to such movements
in a conventional fashion. Credit, interest
rate, extension, prepayment, market, speculative
leverage, liquidity, valuation risks.              *            10          10          10          10          10         *
Swaps, caps, floors, collars  OTC contracts
involving the right or obligation to receive
or make payments based on two different income
streams. Correlation, credit, currency, interest
rate, hedged or speculative leverage, liquidity,
valuation risks.                                   @            @           @           @           @           @          @


--------------------------------------------------------------------------------
 Analysis of funds with 5% or more in junk bonds(1)
--------------------------------------------------------------------------------

   [The following table was depicted as a bar graph in the printed material.]


 Quality rating
 (S&P/Moody's)(2)                          High Yield Bond Fund              Sovereign Bond Fund               Strategic Income Fund
Investment-Grade Bonds
AAA/Aaa                                    0.9%                              41.8%                              22.6%
AA/Aa                                      0.4%                               9.4%                              10.7%
A/A                                        0.2%                              14.2%                               0.6%
BBB/Baa                                    3.8%                              13.0%                               2.2%
------------------------------------------------------------------------------------------------------------------------------------
Junk Bonds
BB/Ba                                     10.5%                              11.7%                              10.8%
B/B                                       64.4%                               7.5%                              42%
CCC/Caa                                    6.1%                               0.0%                               0.9%
CC/Ca                                      0.4%                               0.0%                               0.0%
C/C                                        0.0%                               0.0%                               0.0%
D                                          0.4%                               0.0%                               0.2%
% of portfolio in bonds                   87.1%                              97.6%                              90.0%


(1) Average weighted quality distribution for the most recent fiscal year.
(2) In cases where the S&P and Moody's ratings for a given bond issue do not agree, the issue has been counted in the higher category.


                                                                 FUND DETAILS 31

For more information
--------------------------------------------------------------------------------

Two documents are available that offer further information on John Hancock income funds:

ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS
Includes financial statements, detailed performance information, portfolio holdings, a statement from portfolio management and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information on all aspects of the funds. The current annual/ semi-annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference (is legally a part of this prospectus).

To request a free copy of the current annual/semi-annual report or the SAI, please write or call:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA02217-1000
Telephone: 1-800-225-5291
EASI-Line: 1-800-338-8080
TDD: 1-800-544-6713
Internet: www.jhancock.com/funds



[Logo]JOHN HANCOCK FUNDS
      A Global Investment Management Firm

      101 Huntington Avenue
      Boston, Massachusetts 02199-7603

      John Hancock(R)                          (C) 1996 John Hancock Funds, Inc.
      Financial Services                                             INCPN  5/97

                                  JOHN HANCOCK
                               SOVEREIGN BOND FUND

                           Class A and Class B Shares
                       Statement of Additional Information


                                   May 1, 1997

This Statement of Additional Information provides information about John Hancock Sovereign Bond Fund (the "Fund"), a diversified open-end investment company, in addition to the information that is contained in the combined Income Funds' Prospectus (the "Prospectus") dated May 1, 1997.


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:


                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000
                                 1-800-225-5291


                                TABLE OF CONTENTS
                                                                          Page


       Organization of the Fund .......................................     2
       Investment Objective and Policies ..............................     2
       Investment Restrictions ........................................    14
       Those Responsible for Management ...............................    17
       Investment Advisory and Other Services .........................    26
       Distribution Contracts .........................................    28
       Net Asset Value ................................................    29
       Initial Sales Charge on Class A Shares .........................    30
       Deferred Sales Charge on Class B Shares ........................    32
       Special Redemptions ............................................    36
       Additional Services and Programs ...............................    36
       Description of the Fund's Shares ...............................    38
       Tax Status .....................................................    39
       Calculation of Performance .....................................    43
       Brokerage Allocation ...........................................    44
       Transfer Agent Services ........................................    46
       Custody of Portfolio ...........................................    46
       Independent Auditors ...........................................    46
       Appendix A-Description of Bond Ratings .........................   A-1
       Financial Statements ...........................................   F-1

ORGANIZATION OF THE FUND


The Fund is a diversified open-end investment  management company organized as a
Massachusetts   business   trust   under  the  laws  of  The   Commonwealth   of
Massachusetts. The Fund was organized in 1984.

John Hancock Advisers, Inc. (the "Adviser") is the Fund's investment Adviser. The Adviser is an indirect wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts.


INVESTMENT OBJECTIVE AND POLICIES


The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus.

The Fund's investment objective is to generate a high level of current income, consistent with prudent investment risk, through investment in a diversified portfolio of freely marketable debt securities. The Adviser seeks high current income consistent with the moderate level of risk associated with a portfolio consisting primarily of investment grade debt securities. The Fund's investments will be subject to the market fluctuations and risks inherent in all securities.

Under normal conditions, at least 65% of the value of the Fund's assets will be in bonds and/or debentures. In addition, the Fund contemplates at least 75% of the value of its total investments in debt securities (other than commercial paper) will be represented by those securities that have, at the time of purchase, a rating within the four highest grades as determined by Moody's
Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) or Standard & Poor's ("S&P") (AAA, AA, A, or BBB) and debt securities of banks, the U.S. Government and its agencies or instrumentalities and other issuers which, although not rated as a matter of policy by either Moody's or S&P, are considered by the Fund to have investment quality comparable to securities receiving ratings within the four highest grades. Debt securities rated Baa or BBB are considered medium-grade obligations with speculative characteristics and adverse economic conditions or changing circumstances may weaken the issuers' capacity to pay interest and repay principal. The Fund will, when feasible, purchase debt securities which are non-callable. The Fund will diversify its investments among a number of industry groups without concentration in any particular industry. The Fund's investments, and consequently its net asset value, will be subject to the market fluctuations and risks inherent in all securities. There is no assurance that the Fund will achieve its investment objective.


The Fund may purchase corporate debt securities bearing fixed or fixed and contingent interest as well as those which carry certain equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, or participations based on revenues, sales or profits. The Fund will not exercise any such conversion, exchange or purchase rights if, at the time, the value of all equity interests so owned would exceed 10% of the Fund's total assets taken at market value.


For liquidity and flexibility, the Fund may place up to 35% of total assets in investment-grade short-term securities. In abnormal market conditions, it may invest more assets in these securities as a defensive tactic. The market value of debt securities which carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. Similarly, when such yields increase, the market value of a portfolio already invested can be expected to decline. The Fund's portfolio may include debt securities which sell at substantial discounts from par. These securities are low coupon bonds which, during periods of high interest rates, because of their lower acquisition cost tend to sell on a yield basis approximating current interest rates.

Ratings as Investment Criteria. In general, the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of portfolio securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A contains further information concerning the ratings of Moody's and S&P and their significance.

Participation Interests. Participation interests, which may take the form of interests in, or assignments of certain loans, are acquired from banks who have made these loans or are members of a lending syndicate. The Fund's investments in participation interests are subject to its 15% limitation on investments in illiquid securities.

Structured Securities. The Fund may invest in structured notes, bonds or debentures, the value of the principal of and/or interest on which is to be determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed income investments.

Lower Rated High Yield Debt Obligations. The Fund may invest up to 25% of the value of its total assets in fixed income securities rated below Baa by Moody's, or below BBB by S&P, or in securities which are unrated. The Fund may invest in securities rated as low as Ca by Moody's or CC by S&P, which may indicate that the obligations are highly speculative and in default. Lower rated securities are generally referred to as junk bonds. See the Appendix attached to this Statement of Additional Information, for the distribution of securities in the various ratings categories and a description of the characteristics of the categories. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The Fund may invest in unrated securities which, in the opinion of the Adviser, offer comparable yields and risks to those securities which are rated.

Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal.

The market price and liquidity of lower rated fixed income securities generally respond to short-term economic, corporate and market developments to a greater extent than do higher rated securities. In the case of lower-rated securities, these developments are perceived to have a more direct relationship to the ability of an issuer of lower rated securities to meet its ongoing debt obligations.

Reduced volume and liquidity in the high yield bond market, or the reduced availability of market quotations, will make it more difficult to dispose of the bonds and value accurately the Fund's assets. The reduced availability of reliable, objective data may increase the Fund's reliance on management's judgment in valuing the high yield bonds. To the extent that the Fund invests in these securities, the achievement of the Fund's objective will depend more on the Adviser's judgment and analysis than would otherwise be the case. In addition, the Fund's investments in high yield securities may be susceptible to adverse publicity and investor perceptions, whether or not the perceptions are justified by fundamental factors. In the past, economic downturns and increases in interest rates have caused a higher incidence of default by the issuers of lower-rated securities and may do so in the future, particularly with respect to highly leveraged issuers. The market prices of zero coupon and payment-in-kind bonds are affected to a greater extent by interest rate changes, and thereby tend to be more volatile than securities that pay interest periodically and in cash. Increasing rate note securities are typically refinanced by the issuers within a short period of time. The Fund accrues income on these securities for tax and accounting purposes, which is required to be distributed to shareholders. Because no cash is received while income accrues on these securities, the Fund may be forced to liquidate other investments to make the distributions.

The Fund may acquire individual securities of any maturity and is not subject to any limits as to the average maturity of its overall portfolio. The longer the Fund's average portfolio maturity, the more the value of the portfolio and the net asset value of the Fund's shares will fluctuate in response to changes in interest rates. An increase in interest rates will generally reduce the value of the Fund's portfolio securities and the Fund's shares, while a decline in interest rates will generally increase their value.


Securities of Domestic and Foreign Issuers. The Fund may invest in U.S. dollar-denominated securities of foreign and United States issuers that are issued in or outside of the United States. Foreign companies may not be subject to accounting standards and government supervision comparable to U.S. companies, and there is often less publicly available information about their operations. Foreign markets generally provide less liquidity than U.S. markets (and thus potentially greater price volatility) and typically provide fewer regulatory protections for investors. Foreign securities can also be affected by political or financial instability abroad. It is anticipated that under normal conditions, the Fund will not invest more than 25% of its total assets in foreign securities (excluding U.S. dollar-denominated Canadian securities).

Mortgage-backed and Derivative Securities. Mortgage-backed securities represent participation interests in pools of adjustable and fixed rate mortgage loans which are guaranteed by agencies or instrumentalities of the U.S. government. Unlike conventional debt obligations, mortgage-backed securities provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The mortgage loans underlying mortgage-backed securities are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest and prepayment scenarios, the Fund may fail to recover the full amount of its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee. Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-backed securities are less effective than conventional bonds in "locking in" a specified interest rate. In a rising interest rate environment, a declining prepayment rate may extend the average life of many mortgage-backed securities. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates.

The Fund's investments in mortgage-backed securities may include conventional mortgage passthrough securities and certain classes of multiple class collateralized mortgage obligations ("CMOs"). In order to reduce the risk of prepayment for investors, CMOs are issued in multiple classes, each having different maturities, interest rates, payment schedules and allocations of principal and interest on the underlying mortgages. Senior CMO classes will typically have priority over residual CMO classes as to the receipt of principal and/or interest payments on the underlying mortgages. The CMO classes in which the Fund may invest include but are not limited to sequential and parallel pay CMOs, including planned amortization class ("PAC") and target amortization class ("TAC") securities.

Different types of mortgage-backed securities are subject to different combinations of prepayment, extension, interest rate and/or other market risks. Conventional mortgage passthrough securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. PACs, TACs and other senior classes of sequential and parallel pay CMOs involve less exposure to prepayment, extension and interest rate risk than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or "collars."


Repurchase Agreements. In a repurchase agreement the Fund would buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period as well as the expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse purchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain with the Fund's custodian a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. In addition, the Fund will not enter into reverse repurchase agreements or borrow money, except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings exceed 5% of the Fund's total assets. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under the procedures established by the of Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of the 1933 Act ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act. However, the Fund will not invest more than 15% limit on illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining the monitoring and liquidity of restricted investments. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's liquidity and availability of information. This investment practice could have the effect of increasing the level of liquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities  and Securities  Indices.  The Fund may purchase and write
(sell) call and put options on any securities in which it may invest or on any securities index based on securities in which it may invest. These options may be listed on national domestic securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

All call and put options written by the Funds are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account maintained by the Fund's custodian with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates or securities prices, the Fund may purchase and sell futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire. When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities, to alter the investment characteristics of portfolio securities or to gain or increase its exposure to a particular securities market.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to establish with the custodian a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government securities. The only futures contracts available to hedge the Fund's portfolio are various futures on U.S. Government securities and securities indices. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when- issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.


Mortgage "Dollar Roll" Transactions. The Fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which the Fund sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowings and other senior securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar roll transactions that are accounted for as a financing.

Asset-Backed Securities. The Fund may invest a portion of its assets in asset-backed securities which are rated in the highest rating category by a nationally recognized statistical rating organization (e.g., Standard & Poor's Corporation or Moody's Investors Services, Inc.) or if not so rated, of equivalent investment quality in the opinion of the Adviser.

Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund's ability to maintain positions in these securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset- backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Swaps, Caps, Floor and Collars. As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The Fund will maintain in a segregated account with its custodian, cash or liquid, high grade debt securities equal to the net amount, if any, of the excess of the Fund's obligations over its entitlements with respect to swap, cap, collar or floor transactions.



Pay-In-Kind, Delayed and Zero Coupon Bonds. The Fund may invest in pay-in- kind, delayed and zero coupon bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices in pay-in-kind, delayed and zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund's investments in pay-in-kind, delayed and zero coupon bonds may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "TAX STATUS."

Brady Bonds. The Fund may invest in Brady Bonds and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. Brady Bonds are debt securities issued by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund (the "IMF"). The Brady Plan facilitates the exchange of commercial bank debt for newly issued bonds (known as Brady Bonds). The World Bank and the IMF provide funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements the IMF debtor nations are required to implement domestic monetary and fiscal reforms. These reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's ability to service its external obligations and promote its economic growth and development. The Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The Adviser believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment.


Brady Bonds have recently been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Poland, the Philippines, Uruguay and Venezuela and may be issued by other countries. Over $130 billion in principal amount of Brady Bonds have been issued to date, the largest portion having been issued by Argentina and Brazil. Brady Bonds may involve a high degree of risk, may be in default or present the risk of default. As of January 1, 1997, the Fund is not aware of the occurrence of any payment defaults on Brady Bonds. Investors should recognize however, that Brady Bonds have been issued only recently, and, accordingly, they do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors. Although Brady Bonds may be collateralized by U.S. Government securities, repayment of principal and interest is not guaranteed by the U.S. Government.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses and may make it more difficult for the Fund to qualify as a regulated investment company for federal income tax purposes. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

The Fund intends to use short-term trading of securities as a means of managing its portfolio to achieve its investment objective. The Fund, in reaching a decision to sell one security and purchase another security at approximately the same time, will take into account a number of factors, including the quality ratings, interest rates, yields, maturity dates, call prices, and refunding and sinking fund provisions of the securities under consideration, as well as historical yield spreads and current economic information. The success of short-term trading will depend upon the ability of the Fund to evaluate particular securities, to anticipate relevant market factors, including trends of interest rates and earnings and variations from such trends, to obtain relevant information, to evaluate it promptly, and to take advantage of its evaluations by completing transactions on a favorable basis. It is expected that the expenses involved in short-term trading, which would not be incurred by an investment company which does not use this portfolio technique, will be significantly less than the profits and other benefits which will accrue to shareholders.

The portfolio turnover rate will depend on a number of factors, including the fact that the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund intends to limit its short-term trading so that less than 30% of the Fund's gross annual income (including all dividend and interest income and gross realized capital gains, both short and long-term, without being offset for realized capital losses) will be derived from gross realized gains on the sale or other disposition of securities held for less than three months. This limitation, which must be met by all mutual funds in order to obtain such Federal tax treatment, at certain times may prevent the Fund from realizing capital gains on some securities held for less than three months.


INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at the meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

         (1)      Issue senior  securities,  except as  permitted by  paragraphs
(2), (6) and (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the Fund's investment policy, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph
(3) below are not deemed to be senior securities.

         (2) Borrow money, except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings exceed 5% of the Fund's total assets.

         (3) Pledge, mortgage, or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the Fund's total assets taken at market value.

         (4)      Act  as  an  underwriter,   except  to  the  extent  that,  in
connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

         (5) Purchase or sell real estate or any interest therein, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or issued by companies that invest in real estate or interests therein.

         (6) Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

         (7) Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

         (8) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of each investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.

         (9) Purchase securities of an issuer, (other than the U.S. Government, its agencies or instrumentalities) if

                  (a) Such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, or

                  (b) Such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

In connection with the lending of portfolio securities under item (6) above, such loans must at all times be fully collateralized by cash or securities of the U.S. Government or its agencies or instrumentalities and the Fund's custodian must take possession of the collateral either physically or in book entry form. Any cash collateral will consist of short-term high quality debt instruments. Securities used as collateral must be marked to market daily.


Non-fundamental   Investment   Restrictions.   The  following  restrictions  are
designated as non-fundamental and may be changed by the Trustees without shareholder approval:


The Fund may not:

         (a) Participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a securities trading account.

         (b) Purchase securities on margin or make short sales, except margin deposits in connection with transactions in options, futures contracts, options on futures contracts and other arbitrage transactions or unless by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and in connection with transactions involving forward foreign currency exchange transactions.

         (c) Purchase securities of any issuer which, together with any predecessor, has a record of less than three years' continuous operations prior to the purchase if such purchase would cause investments of the Fund in all such issuers to exceed 5% of the value of the total assets of the Fund.

         (d)      Invest  for  the  purpose  of   exercising   control  over  or
management of any company.

         (e) Purchase warrants of any issuer, if, as a result of such purchases, more than 2% of the value of the Fund's total assets would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange or more than 5% of the value of the total assets of the Fund would be invested in warrants generally, whether or not so listed. For these purposes, warrants are to be valued at the lesser of cost or market value, but warrants acquired by the Fund in units with or attached to debt securities shall be deemed to be without value.

         (f) Knowingly purchase or retain securities of an issuer if one or more of the Trustees or officers of the Fund or directors or officers of the Adviser or any investment management subsidiary of the Adviser individually owns beneficially more than 0.5%, and together own beneficially more than 5%, of the securities of such issuer.

         (g) Purchase interests in oil, gas or other mineral leases or exploration programs; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas or other minerals.

         (h) Invest more than (i) 10% of its total assets in securities which are restricted under the Securities Act of 1933 (the "1933 Act")
(excluding  restricted  securities that are eligible for resale pursuant to Rule

144A under the 1933 Act) or (ii) 15% of the Fund's total assets in such restricted securities (including restricted securities eligible for resale pursuant to Rule 144A).

         (i)      Purchase interests in real estate limited partnerships.


         (j) Purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities.

         (k) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.


In order to permit the sale of shares of the Fund in certain states, the Trustees may, in their sole discretion, adopt restrictions on investment policy more restrictive than those described above. Should the Trustees determine that any such more restrictive policy is no longer in the best interest of the Fund and its shareholders, the Fund may cease offering shares in the state involved and the Trustees may revoke such restrictive policy. Moreover, if the states involved shall no longer require any such restrictive policy, the Trustees may, at their sole discretion, revoke such policy.

If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees of the Trust, who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also Officers and Directors of the Adviser or Officers and Directors of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").


                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Edward J. Boudreau, Jr. *               Trustee, Chairman and Chief            Chairman and Chief Executive
101 Huntington Avenue                   Executive Officer (1, 2)               Officer, the Adviser and The
Boston, MA  02199                                                              Berkeley Financial Group ("Berkeley
October 1944                                                                   Group"); Chairman, NM Capital
                                                                               Management, Inc. ("NM Capital") and
                                                                               John Hancock Advisers International
                                                                               Limited ("Advisers International");
                                                                               Chairman, Chief Executive Officer
                                                                               and President, John Hancock Funds,
                                                                               Inc. ("John Hancock Funds"), First
                                                                               Signature Bank and Trust Company
                                                                               and Sovereign Asset Management
                                                                               Corporation ("SAMCorp."); Director,
                                                                               John Hancock Insurance Agency, Inc.
                                                                               ("Insurance Agency, Inc."), John
                                                                               Hancock Capital Corporation and New
                                                                               England/Canada Business Council;
                                                                               Member, Investment Company
                                                                               Institute Board of Governors;
                                                                               Director, Asia Strategic Growth
                                                                               Fund, Inc.; Trustee, Museum of
                                                                               Science; Vice Chairman and
                                                                               President, the Adviser (until July
                                                                               1992); Chairman, John Hancock
                                                                               Distributors, Inc. (until April
                                                                               1994); Director, John Hancock
                                                                               Freedom Securities Corporation
                                                                               (until September 1996); Director,
                                                                               John Hancock Signature Services,
                                                                               Inc. ("Signature Services") (until
                                                                               January 1997).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.




                                       18

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Dennis S. Aronowitz                     Trustee (3)                            Professor of Law, Emeritus, Boston
Boston University                                                              University School of Law; Trustee,
Boston, Massachusetts                                                          Brookline Savings Bank.
June 1931

Richard P. Chapman, Jr.                 Trustee (1, 3)                         President, Brookline Savings Bank;
160 Washington Street                                                          Director, Federal Home Loan Bank of
Brookline, MA  02147                                                           Boston (lending); Director, Lumber
February 1935                                                                  Insurance Companies (fire and
                                                                               casualty insurance); Trustee,
                                                                               Northeastern University (education);
                                                                               Director, Depositors Insurance Fund,
                                                                               Inc. (insurance).

William J. Cosgrove                     Trustee (3)                            Vice President, Senior Banker and
20 Buttonwood Place                                                            Senior Credit Officer, Citibank,
Saddle River, NJ  07458                                                        N.A. (retired September 1991);
January 1933                                                                   Executive Vice President, Citadel
                                                                               Group Representatives, Inc.; EVP
                                                                               Resource Evaluation, Inc.
                                                                               (consulting) (until October 1993);
                                                                               Trustee, the Hudson City Savings
                                                                               Bank (since 1995).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.















                                       19

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Douglas M. Costle                       Trustee (1, 3)                         Director, Chairman of the Board and
RR2 Box 480                                                                    Distinguished Senior Fellow,
Woodstock, VT  05091                                                           Institute for Sustainable
July 1939                                                                      Communities, Montpelier, Vermont
                                                                               (since 1991); Dean Vermont Law
                                                                               School (until 1991); Director, Air
                                                                               and Water Technologies Corporation
                                                                               (environmental services and
                                                                               equipment), Niagara Mohawk Power
                                                                               Company (electric services) and
                                                                               Mitretek Systems (governmental
                                                                               consulting services).

Leland O. Erdahl                        Trustee (3)                            Director, Santa Fe Ingredients
8046 Mackenzie Court                                                           Company of California, Inc. and
Las Vegas, NV  89129                                                           Santa Fe Ingredients Company, Inc.
December 1928                                                                  (private food processing companies),
                                                                               Uranium Resources, Inc.; President,
                                                                               Stolar, Inc. (1987-1991); President,
                                                                               Albuquerque Uranium Corporation
                                                                               (1985-1992); Director,
                                                                               Freeport-McMoRan Copper & Gold
                                                                               Company, Inc., Hecla Mining Company,
                                                                               Canyon Resources Corporation and
                                                                               Original Sixteen to One Mines, Inc.
                                                                               (1984-1987 and 1991-1995)
                                                                               (management consultant).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.










                                       20

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Richard A. Farrell                      Trustee(3)                             President of Farrell, Healer & Co.,
Venture Capital Partners                                                       (venture capital management firm)
160 Federal Street                                                             (since 1980);  Prior to 1980, headed
23rd Floor                                                                     the venture capital group at Bank of
Boston, MA  02110                                                              Boston Corporation.
November 1932

Gail D. Fosler                          Trustee (3)                            Vice President and Chief Economist,
4104 Woodbine Street                                                           The Conference Board (non-profit
Chevy Chase, MD  20815                                                         economic and business research);
December 1947                                                                  Director, Unisys Corp.; and H.B.
                                                                               Fuller Company.

William F. Glavin                       Trustee (3)                            President, Babson College; Vice
Babson College                                                                 Chairman, Xerox Corporation (until
Horn Library                                                                   June 1989); Director, Caldor Inc.,
Babson Park, MA 02157                                                          Reebok, Ltd. (since 1994) and Inco
March 1931                                                                     Ltd.

Anne C. Hodsdon *                       Trustee and President (1,2)            President, Chief Operating Officer
101 Huntington Avenue                                                          and Director, the Adviser; Director,
Boston, MA  02199                                                              The Berkeley Group, John Hancock
April 1953                                                                     Funds; Director, Advisers
                                                                               International; Executive Vice
                                                                               President, the Adviser (until
                                                                               December 1994); Senior Vice
                                                                               President, the Adviser (until
                                                                               December 1993); Director, Signature
                                                                               Services (until January 1997).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.









                                       21

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Dr. John A. Moore                       Trustee (3)                            President and Chief Executive
Institute for Evaluating Health Risks                                          Officer, Institute for Evaluating
1629 K Street NW                                                               Health Risks, (nonprofit
Suite 402                                                                      institution) (since September 1989).
Washington, DC  20006-1602
February 1939

Patti McGill Peterson                   Trustee (3)                            Cornell Institute of Public Affairs,
Cornell University                                                             Cornell University (since August
Institute of Public Affairs                                                    1996); President Emeritus of Wells
364 Upson Hall                                                                 College and St. Lawrence University;
Ithica, NY  14853                                                              Director, Niagara Mohawk Power
May 1943                                                                       Corporation (electric utility) and
                                                                               Security Mutual Life (insurance).

John W. Pratt                           Trustee (3)                            Professor of Business Administration
2 Gray Gardens East                                                            at Harvard University Graduate
Cambridge, MA  02138                                                           School of Business Administration
September 1931                                                                 (since 1961).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.











                                       22

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Richard S. Scipione *                   Trustee (1)                            General Counsel, John Hancock Life
John Hancock Place                                                             Company; Director, the Adviser,
P.O. Box 111                                                                   Advisers International, John Hancock
Boston, MA  02117                                                              Funds, John Hancock Distributors,
August 1937                                                                    Inc., Insurance Agency, Inc., John
                                                                               Hancock Subsidiaries, Inc.,
                                                                               SAMCorp. and NM Capital; Trustee,
                                                                               The Berkeley Group; Director, JH
                                                                               Networking Insurance Agency, Inc.;
                                                                               Director, John Hancock Property and
                                                                               Casualty Insurance and its
                                                                               affiliates (until November 1993);
                                                                               Director, Signature Services (until
                                                                               January 1997).

Edward J. Spellman, CPA                 Trustee (3)                            Partner, KPMG Peat Marwick LLP
259C Commercial Bld.                                                           (retired June 1990).
Lauderdale, FL  33308
November 1932

Robert G. Freedman                      Vice Chairman and Chief Investment     Vice Chairman and Chief Investment
101 Huntington Avenue                   Officer (2)                            Officer, the Adviser; Director, the
Boston, MA  02199                                                              Adviser, Advisers International,
July 1938                                                                      John Hancock Funds, SAMCorp.,
                                                                               Insurance Agency, Inc.,
                                                                               Southeastern Thrift & Bank Fund and
                                                                               NM Capital; Senior Vice President,
                                                                               The Berkeley Group; President, the
                                                                               Adviser (until December 1994);
                                                                               Director, Signature Services (until
                                                                               January 1997).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.






                                       23

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

James B. Little                         Senior Vice President and Chief        Senior Vice President, the Adviser,
101 Huntington Avenue                   Financial Officer                      The Berkeley Group, John Hancock
Boston, MA  02199                                                              Funds.
February 1935

John A. Morin                           Vice President                         Vice President and Secretary, the
101 Huntington Avenue                                                          Adviser, The Berkeley Group,
Boston, MA  02199                                                              Signature Services and John Hancock
July 1950                                                                      Funds; Secretary, SAMCorp.,
                                                                               Insurance Agency, Inc. and NM
                                                                               Capital; Counsel, John Hancock
                                                                               Mutual Life Insurance Company (until
                                                                               January 1996).

Susan S. Newton                         Vice President and Secretary           Vice President, the Adviser; John
101 Huntington Avenue                                                          Hancock Funds, Signature Services
Boston, MA  02199                                                              and The Berkeley Group; Vice
March 1950                                                                     President, John Hancock
                                                                               Distributors, Inc. (until 1994).

James J. Stokowski                      Vice President and Treasurer           Vice President, the Adviser.
101 Huntington Avenue
Boston, MA  02199
November 1946


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.


All of the officers listed are officers or employees of the Adviser or the Affiliated Companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.


As of March 28, 1997, the officers and trustees of the Trust as a group owned less than 1% of the outstanding shares of each class of the Fund. As of that date, the following shareholders beneficially owned 5% of or more of the outstanding shares of the Funds listed below:

                                                         Number of Shares of        Percentage of Total
Name and Address of                                      Beneficial                 Outstanding Shares of
Shareholders                    Class of Shares          Interest Owned             the Class of the Fund
------------                    ---------------          --------------             ---------------------
MLPF&S For The Sole                   B                      1,057,780                     12.00%
Benefit of Its Customers
Attn Fund Administration
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484

The following table provides information regarding the compensation paid by the Fund during its most recently completed fiscal year and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Trustees not listed below were not Trustees of the Fund during its most recently completed fiscal year. Messrs. Boudreau, Scipione and Ms. Hodsdon, each a non-Independent Trustee, and each of the officers of the Fund are interested persons of the Adviser, are compensated by the Adviser and/or its affiliates and receive no compensation from the Fund for their services.

                                                        Total Compensation
                               Aggregate                From the Fund and
                             Compensation               John Hancock Fund
Independent Trustees         from the Fund              Complex to Trustees*
--------------------         -------------              --------------------

Dennis S. Aronowitz            $ 22,062                      $ 72,450
Richard P. Chapman, Jr. +      $ 22,693                      $ 75,200
William J. Cosgrove +          $ 22,062                      $ 72,450
Douglas M. Costle              $  1,524                      $ 75,350
Leland O. Erdahl               $  1,286                      $ 72,350
Richard A. Farrell             $  1,524                      $ 75,350
Gail D. Fosler                 $ 20,790                      $ 68,450
William F. Glavin              $  1,271                      $ 72,250
Bayard Henry ++                $  7,664                      $ 23,700
Dr. John A. Moore              $  1,286                      $ 68,350
Patti McGill Peterson          $  1,286                      $ 72,100
John W. Pratt                  $  1,286                      $ 72,350
Edward J. Spellman             $ 22,301                      $ 73,950
                               ---------                     --------
Totals                         $127,035                      $894,300

* Compensation for the fiscal year ended December 31, 1996.

The total compensation paid by the John Hancock Fund Complex to the Independent Trustees is for the calendar year ended December 31, 1996. On this date, there were sixty-seven funds in the John Hancock Complex of which each of these independent trustees served on thirty-five of the funds.

+ On December 31, 1996, the value of the aggregate deferred compensation from all funds in the John Hancock Fund Complex for Mr. Chapman was $63,164 and for Mr. Cosgrove was $131,317 and for Mr. Glavin was $109,059 under the John Hancock Deferred Compensation Plan for Independent Trustees.

++ Mr. Henry retired from his position as Trustee effective April 26, 1996.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and presently has more than $20 billion in assets under management in its capacity as investment adviser to the Fund and the other mutual funds and publicly traded investment companies in the John Hancock group of funds having a combined total of over 1,080,000 shareholders. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of $80 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries high ratings from S&P's and A. M. Best's. Founded in 1862, the Life Company has been serving clients for over 130 years

The Fund has entered into an investment management contract with the Adviser (the "Advisory Agreement") which was approved by the Fund's shareholders. As manager and investment adviser, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation,  including  expenses
of  preparing,   printing  and  mailing  all  shareholders'  reports,   notices,
prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund; the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage of the average of the daily net assets of the Fund as follows:

         Net Asset Value                         Annual Rate
         ---------------                         -----------
         First $1,500,000,000                       0.50%
         Next $500,000,000                          0.45%
         Next $500,000,000                          0.40%
         Amount Over $2,500,000,000                 0.35%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to re-impose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provides investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for the purchase or sale of securities by the Adviser or for other funds or clients, for which the Adviser renders investment advice, arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to its investment management contract, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which its contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of the obligations and duties under the contract.


Under the investment management contract, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the contract or any extension, renewal or amendment thereof remains in effect. If the contract is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.


The continuation of the Advisory Agreement was approved by all of the Trustees. The Advisory Agreement, and the Distribution Agreement discussed below, will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Both agreements may be terminated on 60 days written notice by any party or by a vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if it is assigned.

For the fiscal years ended December 31, 1994, 1995 and 1996, the Adviser received fees of $7,116,092, $7,406,635 and $7,799,825, respectively.

Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the period ended December 31, 1996, the Fund paid the Adviser $291,977 for services under this agreement.

In order to avoid conflicts with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.


DISTRIBUTION CONTRACTS


The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell each class of shares of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined, plus any applicable sales charge, if any. In connection with the sale of Class A or Class B shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale or, in the case of Class B shares, on a deferred basis. John Hancock Funds may pay extra compensation to financial services firms selling large amounts of fund shares. This compensation would be calculated as a percentage of fund shares sold by the firm. The sales charges are discussed further in the Prospectus.

The Fund's Trustees adopted Distribution Plans with respect to Class A and Class B shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% and 1.00%, respectively, of the Fund's average daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse the John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of the John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses they incur under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B Plan will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat the unreimbursed expenses under the Class B Plan as a liability of the Fund because the Trustees may terminate the Class B Plan at any time. For the fiscal year ended December 31, 1996, an aggregate of $3,897,654 of distribution expenses or 3.40% of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods.

The Plans were approved by a majority of the voting securities of the Fund. The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on these Plans.


Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.


The Plans provide that they will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty (a) by vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class in each case upon 60 days' written notice to John Hancock Funds, and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to the Plan. Each Plan provides that no material amendment to the Plans will be effective unless it is approved by a vote of a majority of the Trustees and the Independent Trustees of the Fund. The holders of Class A shares and Class B shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Amounts paid to John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Funds.

During the fiscal year ended December 31, 1996, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services for the
Fund:



                                  Expense Items

                                         Printing and
                                         Mailing of                             Expenses of    Interest
                                         Prospectus to       Compensa-          John           Carrying or
                                         New                 tion to Selling    Hancock        Other Finance
                      Advertising        Shareholders        Brokers            Funds          Charges
                      -----------        ------------        -------            -----          -------
Class A Shares         $285,176             $18,690           $3,207,144        $840,048          $  --
Class B Shares         $139,429             $ 8,947           $  263,305        $412,732          $329,234

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of a Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of a Fund's NAV. If quotations are not readily available, or the value has been materially affected by the events occurring after closing of a foreign market, assets are valued by a method that Trustees believe accurately reflects fair value.

The NAV of each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which a Fund's NAV is not calculated. Consequently, a Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.


INITIAL SALES CHARGE ON CLASS A SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). Share certificates will not be issued unless requested by the shareholder in writing, and then they will only be issued for full shares. The Trustees reserve the right to change or waive a Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund owned by the investor or, if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.



Without Sales Charges. Class A shares may be offered without a front-end sales charge or CDSC to various individuals and institutions as follows:


o Any state, county or any instrumentality, department, authority, or agency of these entities that is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company.*

o A bank, trust company, credit union, savings institution or other depository institution, its trust departments or common trust funds if it is purchasing $1 million or more for non-discretionary customers or accounts.*


o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family
         (spouse, children, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into an agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.


o        A member of an approved affinity group financial services plan.*


o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.


o Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account, may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

         Amount Invested                                   CDSC RATE

         $1 to $4,999,000                                     1.00%
         Next $5 million to $9,999,999                        0.50%
         Amounts of $10 million and over                      0.25%


Class A shares  may  also be  purchased  without  an  initial  sales  charge  in
connection  with  certain  liquidation,   merger  or  acquisition   transactions
involving other investment companies or personal holding companies.


*For investments made under these provisions, John Hancock Funds may make a payment out of its own resources to the Selling Broker in an amount not to exceed 0.25% of the amount invested.

Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount then being invested but also the purchase price or current value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced sales charges are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a qualified retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These qualified retirement plans include IRAs, SEP, SARSEP, 401(k), 403(b) (including TSAs) and
Section 457 plans. Such an investment (including accumulations and combinations) must aggregate $100,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrow Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.


DEFERRED SALES CHARGE ON CLASS B SHARES


Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so the Fund will receive the full amount of the purchase payment.


Contingent Deferred Sales Charge. Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including Class B shares derived from reinvestment of dividends or capital gains distributions. No CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to full-service defined contribution plans administered by Signature Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six- year CDSC redemption period or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. However, you cannot redeem appreciation value only in order to avoid a CDSC.


When requesting a redemption for a specific dollar amount please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

*        Proceeds of 50 shares redeemed at $12 per share                  $600
*        Minus proceeds of 10 shares not subject to CDSC
         (dividend reinvestment)                                          -120
*        Minus appreciation on remaining shares (40 shares X $2)           -80
                                                                          ----
*        Amount subject to CDSC                                           $400


Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to select Selling Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of the purchase.


Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B shares and of Class A shares that are subject to CDSC, unless indicated otherwise, in the circumstances defined below:


For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

*        Redemptions due to death or disability.


* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemptions of Class B shares made under a periodic withdrawal plan, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)


For Retirement Accounts (such as IRA, Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other qualified plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory distributions under the Internal Revenue Code.

*        Returns of excess contributions made to these plans.


* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement under Section 401(a) of the Code (such as 401(k), Money Purchase Plan or Profit-Sharing
         Plan).


* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for reference.


CDSC Waiver Matrix for Class B Funds.

-------------------- ------------------ ------------------- ------------------ ------------------ -------------------
Type of              401(a) Plan        403(b)              457                IRA, IRA           Non-
Distribution         (401(k),                                                  Rollover           retirement
                     MPP, PSP)
-------------------- ------------------ ------------------- ------------------ ------------------ -------------------
Death or             Waived             Waived              Waived             Waived             Waived
Disability
-------------------- ------------------ ------------------- ------------------ ------------------ -------------------
Over 70 1/2          Waived             Waived              Waived             Waived for         12% of account
                                                                               mandatory          value annually in
                                                                               distribution       periodic payments
-------------------- ------------------ ------------------- ------------------ ------------------ -------------------
Between 59 1/2       Waived             Waived              Waived             Waived for Life    12% of account
and 70 1/2                                                                     Expectancy or      value annually in
                                                                               12% of account     periodic payments
                                                                               value annually
                                                                               in periodic
                                                                               payments
-------------------- ------------------ ------------------- ------------------ ------------------ -------------------
Under 59 1/2         Waived             Waived for          Waived for         Waived for         12% of account
                                        annuity payments    annuity payments   annuity payments   value annually in
                                        (72+) or 12% of     (72+) or 12% of    (72+) or 12% of    periodic payments
                                        account value       account value      account value
                                        annually in         annually in        annually in
                                        periodic payments   periodic payments  periodic payments
-------------------- ------------------ ------------------- ------------------ ------------------ -------------------
Loans                Waived             Waived              N/A                N/A                N/A
-------------------- ------------------ ------------------- ------------------ ------------------ -------------------
Termination of       Not Waived         Not Waived          Not Waived         Not Waived         N/A
Plan
-------------------- ------------------ ------------------- ------------------ ------------------ -------------------
Hardships            Waived             Waived              Waived             N/A                N/A

-------------------- ------------------ ------------------- ------------------ ------------------ -------------------
Return of            Waived             Waived              Waived             Waived             N/A
Excess
-------------------- ------------------ ------------------- ------------------ ------------------ -------------------

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS


Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.


ADDITIONAL SERVICES AND PROGRAMS


Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock Short-Term Strategic Income Fund, John Hancock Intermediate Maturity Government Fund and John Hancock Limited-Term Government Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 (except John Hancock Short-Term Strategic Income Fund) for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares. Since the redemption price of the Fund shares may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B shares and because redemptions are taxable events. Therefore, a shareholder should not purchase Class A and Class B shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:


The investments will be drawn on or about the day of the month indicated.


The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the processing date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit of that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

DESCRIPTION OF THE FUND'S SHARES


The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have not authorized any additional series of the Fund, other than the Fund, although they may do so in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Fund, or any new series of the Trust, into one or more classes. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of two classes of shares of the Fund, designated as Class A and Class B.


The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of Class A shares and Class B shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.


Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to Class A and Class B shares will be borne exclusively by that class, (ii) Class B shares will pay higher distribution and service fees than Class A shares and (iii) each of Class A and Class B shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on whether Class A or Class B shares are purchased.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock Fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. Use of information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts.


TAX STATUS

The Fund has qualified and has elected to be treated as a "regulated investment company" under Subchapter M of the Code, and intends to continue to so qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Fund will not be subject to Federal income tax on taxable income (including net realized capital gains, if any) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a four percent non-deductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses.) Some distributions from investment company taxable income and/or net capital gain may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

The amount of net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities that will generate capital gains or to enter into options or futures transactions. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio. Consequently, subsequent distributions on these shares from such appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption of shares of the Fund (including by exercise of the exchange privilege) a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares and subject to the special rules described below. A sales charge paid in purchasing Class A shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within ninety (90) days after their purchase to the extent Class A shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of sixty- one (61) days beginning thirty (30) days before and ending thirty (30) days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and
(c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of this excess and his pro rata share of these taxes.


For Federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed to shareholders. The Fund has $30,237,728 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. These carryforwards expire at various amounts and times from 1997 through 2004.

Dividends and capital gain distributions from the Fund will not qualify for the dividends-received deduction for corporations.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to the Fund's investments in certain foreign securities, if any. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Because more than 50% of the Fund's assets at the close of any taxable year will generally not consist of stocks or securities of foreign corporations, the Fund will generally be unable to pass through such taxes to its shareholders, who will therefore generally not be entitled to any foreign tax credit or deduction with respect to their investment in the Fund. The Fund will deduct such taxes in determining the amount it has available for distribution to shareholders.

The Fund is required to accrue income on any debt securities that have more than a de minimus amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market rules applicable to certain options and futures contracts may also require the Fund to recognize gain within a concurrent receipt of cash. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

The Fund may invest in debt obligations that are in the lower rating categories or are unrated, including debt obligations of issuers not currently paying interest as well as issuers who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to Federal income or excise tax.

Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into futures and options transactions. Certain options and futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term and timing of some capital gains and losses realized by the Fund. Also, some of the Fund's losses on its transactions involving options and futures contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gain. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may thereafter affect the amount, timing and character of the Fund's distributions to shareholders. Some of the applicable tax rules may be modified if the Fund is eligible and chooses to make one or more of certain tax elections that may be available. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options and futures transactions in order to seek to minimize any potential adverse tax consequences.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions and ownership of or gains realized on the redemption (including an exchange) of shares of the Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their Fund investment is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty), on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisors regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE


For the 30-day period ended December 31, 1996, the annualized yield on Class A and Class B shares of the Fund was 6.27% and 5.85%, respectively. The average annual total return of the Class A shares of the Fund for the 1 year, 5 year and 10 year periods ended December 31, 1996 was (0.60)%, 6.89% and 8.06%, respectively.

The average annual total return of Class B shares of the Fund for the 1 year period ended December 31, 1996 and since inception on November 23, 1993 was (1.62)% and 5.15%, respectively.

The Fund may advertise yield, where appropriate. The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge, where applicable) on the last day of the period, according to the following standard formula:

                                                      6
                        Yield = 2 ( [ ( a - b ) + 1 ]   - 1
                                        -----
                                         cd

Where:

         a =   dividends and interest earned during the period.

         b =   net expenses accrued during the period.

         c = the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.

         d = the maximum offering price per share on the last day of the period (NAV where applicable).


Total return is computed by finding the average annual compounded rate of return over the 1 year, 5 year and 10 year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:


     n _____
T = \ /ERV/P - 1

Where:

         P =     a hypothetical initial investment of $1,000.

         T =     average annual total return.

         n =     number of years.


         ERV = ending redeemable value of hypothetical $1,000 investment made at the beginning of the 1 year, 5 year and 10 year periods.

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of Class A or Class B shares, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC applied at the end of the period, respectively. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.


In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares or the CDSC on Class B shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B shares from a total return calculation produces a higher total return figure.

From time to time, in reports and promotional literature, the Fund's total return and/or yield will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper"-Mutual Performance Analysis," a monthly publication which tracks net assets, total return, and yield on equity mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire indices.

Performance rankings and ratings reported periodically in national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MORNINGSTAR, and BARRON'S may also be utilized.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION


Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser pursuant to recommendations made by its investment committee of the Adviser, which consists of officers and directors of the Adviser and affiliates, and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market makers reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on such transactions.

In the U.S. and in some other countries, debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. Ion other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.


The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.


To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and in the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser of the Fund, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis. While the Adviser's officers will be primarily responsible for the allocation of the Fund's brokerage business, the policies in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the fiscal year ended on December 31, 1996 negotiated brokerage commissions were $65,835. In the fiscal years ended on December 31, 1995 and 1994, no negotiated brokerage commissions were paid on portfolio transactions.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. During the fiscal year ended December 31, 1996, the Fund paid commissions in the amount of $43,425 to compensate brokers for research services such as industry, economic and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of John Hancock Distributors, Inc., a broker-dealer ("Distributors" or "Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. During the years ended December 31, 1996, 1995 and 1994, the Fund did not execute any portfolio transactions with Affiliated Brokers.

Distributors may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as a clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company
Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Brokers, has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Brokers as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.


TRANSFER AGENT SERVICES


John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly-owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent of the Fund. The Fund pays an annual fee of $20.00 for each Class A shareholder and $22.50 for each Class B shareholder, plus certain out-of-pocket expenses. These expenses are aggregated and charged to the Fund and allocated to each class on the basis of their relative net asset values.


CUSTODY OF PORTFOLIO


Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and Investors Bank & Trust Company, 89 South Street, Boston, Massachusetts 02111. Under the custodian agreement, Investors Bank & Trust Company performs custody, portfolio and fund accounting services.


INDEPENDENT AUDITORS

The independent auditors of the Fund are Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116. Ernst & Young LLP audits and renders an opinion of the Fund's annual financial statements and prepares the Fund's annual Federal income tax return.

APPENDIX

Moody's describes its lower ratings for corporate bonds as follows:

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterized bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represented obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's describes its lower ratings for corporate bonds as follows:

Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated 'BB,' 'B,' 'CCC,' or 'CC' is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. 'BB' indicates the lowest degree of speculation and 'CC' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's describes its three highest ratings for commercial paper as follows:

Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well- established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protections; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated P-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor's describes its lower ratings for corporate bonds as follows:

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C Debt rated 'BB', 'B', 'CCC', 'CC" and 'C' is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. 'BB' indicates the lowest degree of speculation and 'C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

C The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Standard & Poor's describes its three highest ratings for commercial paper as follows:

A-1. This designation indicated that the degree of safety regarding timely payment is very strong.

A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3. Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated P-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                              FINANCIAL STATEMENTS

                                     PART C.

                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits

     (a) The financial statements listed below are included in and incorporated by reference into Part B of the Registration Statement from the 1996 Annual Report to Shareholders for the year ended December 31, 1996 (filed electronically on February 24, 1997; file nos. 811-2402 and 2-48925; accession number 0000928816-97-000042):

        John Hancock Sovereign Bond Fund
        --------------------------------

        Statement of Assets and  Liabilities as of December 31, 1996.
        Statement of Operations of the year ended December 31, 1996.
        Statement of Changes in Net Asset for each of the two years ended December 31.
        Notes to Financial Statements.
        Financial Highlights for each of the 10 years ended December 31, 1996. Schedule of Investments as of December 31, 1996.

     (b) Exhibits:

     The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.

Item 25. Persons Controlled by or under Common Control with Registrant

     No person is directly or indirectly controlled by or under common control with Registrant.

Item 26. Number of Holders of Securities

     As of March 28, 1997, the number of record holders of shares of Registrant was as follows:

                Title of Class                Number of Record Holders
                --------------                ------------------------

                Class A Shares -                       159,354
                Class B Shares -                         9,984

Item 27. Indemnification

     Section 4.3 of Registrant's Declaration of Trust provides that (i) every person who is, or has been, a Trustee, officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) shall be indemnified by the Trust, or by one or more Series thereof if the claim arises from his or her conduct with respect to only such Series, to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof; and that (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     However, no indemnification shall be provided to a Trustee or officer (i) against any liability to the Trust, a Series thereof or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or a Series thereof; (iii) in the event of a settlement or other disposition not involving a final adjudication resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by (A) a court by (B) a majority of the Non- interested trustees or independent legal counsel, or
     (C) a vote of the majority of the Fund's outstanding shares.

     The rights of indemnification may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust or any Series thereof other than Trustees and officers may be entitled by contract or otherwise under law.

     Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding may be advanced by the Trust or a Series thereof before final disposition, if the recipient undertakes to repay the amount if it is ultimately determined that he is not entitled to indemnification, provided that either:

          (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust or Series thereof shall be insured against losses arising out of any such advances; or (ii) a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Non-interested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

          For purposes of indemnification Non-interested Trustee" is one who (i) is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) is not involved in the claim, action, suit or proceeding.

     (b) Under the Distribution Agreement. Under Section 12 of the Distribution Agreement, John Hancock Funds, Inc. ("John Hancock Funds" ) has agreed to indemnify the Registrant and its Trustees, officers and controlling persons against claims arising out of certain acts and statements of John Hancock Funds.

     Section 9(a) of the By-Laws of the Insurance Company provides, in effect, that the Insurance Company will, subject to limitations of law, indemnify each present and former director, officer and employee of the of the Insurance Company who serves as a Trustee or officer of the Registrant at the direction or request of the Insurance Company against litigation expenses and liabilities incurred while acting as such, except that such indemnification does not cover any expense or liability incurred or imposed in connection with any matter as to which such person shall be finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Insurance Company. In addition, no such person will be indemnified by the Insurance Company in respect of any liability or expense incurred in connection with any matter settled without final adjudication unless such settlement shall have been approved as in the best interests of the Insurance Company either by vote of the Board of Directors at a meeting composed of directors who have no interest in the outcome of such vote, or by vote of the policyholders. The Insurance Company may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an undertaking by the person indemnified to repay such payment if he should be determined to be entitled to indemnification.

     Article IX of the respective By-Laws of John Hancock Funds and the Adviser provide as follows:

"Section 9.01. Indemnity: Any person made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was at any time since the inception of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified by the Corporation against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and the liability was not incurred by reason of gross negligence or reckless disregard of the duties involved in the conduct of his office, and expenses in connection therewith may be advanced by the Corporation, all to the full extent authorized by the law."

"Section 9.02. Not Exclusive; Survival of Rights: The indemnification provided by Section 9.01 shall not be deemed exclusive of any other right to which those indemnified may be entitled, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such as person."

Insofar as indemnification for liabilities under the Securities Act of 1933 (the "Act") may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the Registrant's Amended and Restated Articles of Incorporation, Article 10.1 of the Registrant's By-Laws, The underwriting Agreement, the By-Laws of John Hancock Funds, the Adviser, or the Insurance Company or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. Business and other Connections of Investment Adviser

     For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and Directors of the Investment Adviser, reference is made to Forms ADV (801-8124) filed under the Investment Advisers Act of 1940, herein incorporated by reference.

Item 29. Principal Underwriters

     (a) John Hancock Funds acts as principal underwriter for the Registrant and also serves as principal underwriter or distributor of shares for John Hancock Cash Reserve, Inc., John Hancock Bond Trust, John Hancock Current Interest, John Hancock Series Trust, John Hancock Tax-Free Bond Trust, John Hancock California Tax-Free Income Fund, John Hancock Capital Series, John Hancock Limited-Term Government Fund, John Hancock Special Equities Fund, John Hancock Sovereign Bond Fund, John Hancock Tax-Exempt Series, John Hancock Strategic Series, John Hancock World Fund, John Hancock Investment Trust, John Hancock Institutional Series Trust, John Hancock Investment Trust II, John Hancock Investment Trust III and John Hancock Investment Trust IV.

     (b) The following table lists, for each director and officer of John Hancock Funds, the information indicated.


       Name and Principal                Positions and Offices               Positions and Offices
        Business Address                    with Underwriter                    with Registrant
        ----------------                    ----------------                    ---------------
Edward J. Boudreau, Jr.            Director, Chairman, President and           Chairman and Chief
101 Huntington Avenue                   Chief Executive Officer                Executive Officer
Boston, Massachusetts

Robert H. Watts                    Director, Executive Vice President                 None
John Hancock Place                    and Chief Compliance Officer
P.O. Box 111
Boston, Massachusetts

Anne C. Hodsdon                    Director, Executive Vice President                President
101 Huntington Avenue
Boston, Massachusetts

Robert G. Freedman                              Director                    Vice Chairman and Chief
101 Huntington Avenue                                                          Investment Officer
Boston, Massachusetts

Stephen M. Blair                        Executive Vice President                      None
101 Huntington Avenue
Boston, Massachusetts

Osbert Hood                              Senior Vice President                        None
101 Huntington Avenue                             and
Boston, Massachusetts                   Chief Financial Officer

David A. King                                   Director                              None
101 Huntington Avenue
Boston, Massachusetts

James B. Little                          Senior Vice President             Senior Vice President and
101 Huntington Avenue                                                       Chief Financial Officer
Boston, Massachusetts

John A. Morin                         Vice President and Secretary               Vice President
101 Huntington Avenue
Boston, Massachusetts


                                      C-5

       Name and Principal                Positions and Offices               Positions and Offices
        Business Address                    with Underwriter                    with Registrant
        ----------------                    ----------------                    ---------------

Susan S. Newton                             Vice President                   Vice President and
101 Huntington Avenue                                                              Secretary
Boston, Massachusetts

Christopher M. Meyer                   Second Vice President and                    None
101 Huntington Avenue                          Treasurer
Boston, Massachusetts

Stephen L. Brown                               Director                             None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Thomas E. Moloney                              Director                             None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Jeanne M. Livermore                            Director                             None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

William S. Nichols                       Senior Vice President                      None
101 Huntington Avenue
Boston, Massachusetts

Richard S. Scipione                            Director                            Trustee
John Hancock Place
P.O. Box 111
Boston, Massachusetts







                                      C-6

       Name and Principal                Positions and Offices               Positions and Offices
        Business Address                    with Underwriter                    with Registrant
        ----------------                    ----------------                    ---------------

Richard O. Hansen                              Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

John M. DeCiccio                               Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

David F. D'Alessandro                          Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Foster Aborn                                   Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

William C. Fletcher                            Director                              None
53 State Street
Boston, Massachusetts

James V. Bowhers                       Executive Vice President                      None
101 Huntington Avenue
Boston, Massachusetts

Charles H. Womack                        Senior Vice President                       None
6501 Americas Parkway
Suite 950
Albuquerque, New Mexico

Anthony P. Petrucci                      Senior Vice President                       None
101 Huntington Avenue
Boston, Massachusetts

Karen Walsh                                  Vice President                          None
101 Huntington Avenue
Boston, Massachusetts

                                      C-7


Keith Harstein                           Senior Vice President                       None
101 Huntington Avenue
Boston, Massachusetts

Griselda Lyman                              Vice President                           None
101 Huntington Avenue
Boston, Massachusetts

     (c) None.

Item 30. Location of Accounts and Records

     Registrant maintains the records required to be maintained by it under Rules 31a-1 (a), 31a-a(b), and 31a-2(a) under the Investment Company Act of 1940 as its principal executive offices at 101 Huntington Avenue, Boston Massachusetts 02199-7603. Certain records, including records relating to Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main office of Registrant's Transfer Agent and Custodian.

Item 31. Management Services

     Not applicable.

Item 32. Undertakings

     (a) Not applicable.

     (b) Not applicable.

     (c) Registrant hereby undertakes to furnish each person to whom a prospectus with respect to a series of the Registrant is delivered with a copy of the latest annual report to shareholders with respect to that series upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it mets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and the Commonwealth of Massachusetts on the 24th day of April, 1997.

                                             JOHN HANCOCK SOVEREIGN BOND FUND

                                             By:  _____________________________
                                                  Edward J. Boudreau, Jr.
                                                  Chairman

     Pursuant  to  the   requirements   of  the  Securities  Act  of  1933,  the
Registration has been signed below by the following persons in the capacities and on the dates indicated.


         Signature                             Title                                Date
         ---------                             -----                                ----

              *                              Chairman
-----------------------            (Principal Executive Officer)
Edward J. Boudreau, Jr.

/s/James B. Little                  Senior Vice President and Chief
-----------------------              Financial Officer (Principal               April 24, 1997
James B. Little                    Financial and Accounting Officer)


              *                             Trustee
-----------------------
Dennis S. Aronowitz

              *                             Trustee
-----------------------
Richard P. Chapman, Jr.

              *                             Trustee
-----------------------
William J. Cosgrove

              *                             Trustee
-----------------------
Douglas M. Costle

              *                             Trustee
-----------------------
Leland O. Erdahl

              *                             Trustee
-----------------------
Richard A. Farrell

              *                             Trustee
-----------------------
Gail D. Fosler

              *                             Trustee
-----------------------
William F. Glavin


                                      C-9

         Signature                             Title                                Date
         ---------                             -----                                ----


-----------------------                     Trustee
Anne C. Hodsdon


              *                             Trustee
-----------------------
John A. Moore

              *                             Trustee
-----------------------
Patti McGill Peterson

              *                             Trustee
-----------------------
John W. Pratt

              *                             Trustee
-----------------------
Richard S. Scipione


              *                             Trustee
-----------------------
Edward J. Spellman


*By:     /s/Susan S. Newton
         -------------------                                                    April 24, 1997
         Susan S. Newton
         Attorney-in-Fact under Powers of
         Attorney dated May 21, 1996 and
         August 27, 1996, filed herewith.


                                POWER OF ATTORNEY

     The undersigned Trustee of each of the above listed Trusts, each a Massachusetts business trust, does hereby severally constitute and appoint EDWARD J. BOUDREAU, JR., SUSAN S. NEWTON, AND JAMES B. LITTLE, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form N-1A and any Registration Statement on Form N-14 to be filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

     IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 21st day of May, 1996.


/s/Dennis S. Aronowitz                           /s/William F. Glavin
-----------------------------                    ------------------------------
Dennis S. Aronowitz                              William F. Glavin


/s/Edward J. Boudreau, Jr.                       /s/ Anne C. Hodsdon
-----------------------------                    ------------------------------
Edward J. Boudreau, Jr.                          Anne C. Hodsdon


/s/Richard P. Champman, Jr.                      /s/Patti McGill Peterson
-----------------------------                    ------------------------------
Richard P. Chapman, Jr.                          Patti McGill Peterson


/s/William J. Cosgrove
-----------------------------                    ------------------------------
William J. Cosgrove                              John A. Moore


/s/Douglas M. Costle                             /s/John W. Pratt
-----------------------------                    ------------------------------
Douglas M. Costle                                John W. Pratt


/s/Leland O. Erdahl                              /s/Richard S. Scipione
-----------------------------                    ------------------------------
Leland O. Erdahl                                 Richard S. Scipione


/s/Richard A. Farrell                            /s/Edward J. Spellman
-----------------------------                    ------------------------------
Richard A. Farrell                               Edward J. Spellman


/s/Gail D. Fosler
-----------------------------
Gail D. Fosler

John Hancock Capital Series                  John Hancock Strategic Series
John Hancock Declaration Trust               John Hancock Tax-Exempt Series Fund
John Hancock Income Securities Trust         John Hancock World Fund
John Hancock Investors Trust                 Freedom Investment Trust
John Hancock Limited Term Government Fund    Freedom Investment Trust II
John Hancock Sovereign Bond Fund             Freedom Investment Trust III
John Hancock Special Equities Fund




                                POWER OF ATTORNEY

     The undersigned Trustee of each of the above listed Trusts, each a Massachusetts business trust, does hereby severally constitute and appoint EDWARD J. BOUDREAU, JR., SUSAN S. NEWTON, AND JAMES B. LITTLE, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form N-1A and any Registration Statement on Form N-14 to be filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

     IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 27th day of August, 1996.

                                                   /s/ John A. Moore
                                                   John A. Moore

                        John Hancock Sovereign Bond Fund


                                  EXHIBIT INDEX

Exhibit No.                        Exhibit Description
-----------                        -------------------

99.B1 Amended and Restated Declaration of Trust of Registrant dated February 28, 1992.*

99.B1.1       Amendment to Declaration of Trust dated May 1, 1992.*

99.B1.2       Amendment to Declaration of Trust dated September 14, 1993.*

99.B1.3 Amendment to Declaration of Trust Agreement Abolition of Class C Shares of Beneficial Interest of John Hancock Sovereign Bond Fund dated May 1, 1995.*

99.B1.4 Amendment to Declaration of Trust amending Number of Trustees and Appointing Individual to Fill a Vacancy dated March 5, 1996.**

99.B2 Amended and Restated By-Laws of Registrant as adopted on December 3, 1996.+

99.B4         Specimen share certificate for the Registrant.*

99.B5 Investment Management Contract between Registrant and John Hancock Advisers, Inc. dated January 1, 1994.*

99.B6 Distribution Agreement with Registrant and John Hancock Broker Distribution Services, Inc. dated August 1, 1991.*

99.B6.1 Form of Soliciting Dealer Agreement between John Hancock Broker Distribution Services, Inc. and Selected Dealers.*

99.B6.2       Form of Financial Institution Sales and Service Agreement.*

99.B7         None

99.B8 Master Custodian Agreement between John Hancock Mutual Funds and Investors Bank and Trust Company dated December 15, 1992.*

99.B9 Transfer Agency Agreement between Registrant and John Hancock Fund Services, Inc. dated January 1, 1991.*

99.B9.1 Accounting and Legal Services Agreement between John Hancock Advisers, Inc. and the Registrant as of January 1, 1996.**

99.B.10       24e2 Opinion.+

99.B11        Auditor's Consent.+

99.B12        Not Applicable

99.B13        None

99.B14        None

99.B15 Class A Distribution Plan between Registrant and John Hancock Broker Services, Inc.*

99.B15.1 Class B Distribution Plan between Registrant and John Hancock Broker Services, Inc.*

99.B16        Schedule for Computation of Yield and Total Return.*

99.B17 Powers of Attorney dated December 13, 1984, April 23, 1988, April 23, 1987, November 15, 1988, May 17, 1988, October 23, 1990,
              October 15, 1991, January 1 1994.*

27.1          Class A+
27.2          Class B+

* Previously filed electronically with post-effective amendment number 39 (file nos. 811-2402 and 2-48925) on April 26, 1995, accession number 0000950146-95-000178.

** Previously filed electronically with post-effective amendment number 40 (file nos. 811-2402 and 2-48925) on April 29, 1996, accession number 0001010521-96-000046.

+    Filed herewith.